UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

THE ALKALINE WATER COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee paid previously with preliminary materials.

[   ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE ALKALINE WATER COMPANY INC.
8541 E Anderson Drive, Suite 100
Scottsdale, Arizona 85255

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 20, 2023

Dear Stockholder:

Our annual meeting of stockholders will be held on Monday, November 20, 2023, at 8:00 a.m., Arizona time, at the Courtyard Scottsdale Salt River, 5201 N. Pima Rd., Scottsdale, Arizona 85250 for the following purposes:

1.	To elect Frank Lazaran, David A. Guarino, Ronald DaVella, Brian Sudano and David Rauch as the directors of our company;
2.	To ratify the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm;
3.	To approve the increase in the number of shares of common stock available for grant of non-stock option awards under our 2020 Equity Incentive Plan by 10,000,000 shares;
4.	To approve an amendment of our articles of incorporation to increase the number of authorized shares of common stock from 13,333,333 to 100,000,000; and
5.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on October 31, 2023 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instructions sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Frank Chessman

Frank Chessman

President and Chief Executive Officer

November 1, 2023

THE ALKALINE WATER COMPANY INC.
8541 E Anderson Drive, Suite 100
Scottsdale, Arizona 85255

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 20, 2023

Questions and Answers about the Annual Meeting of Stockholders

Why am I receiving these materials?

The board of directors of The Alkaline Water Company Inc. ("we", "us" or "our") is soliciting proxies for use at the annual meeting of stockholders to be held on Monday, November 20, 2023, at 8:00 a.m., Arizona time, at the Courtyard Scottsdale Salt River, 5201 N. Pima Rd., Scottsdale, Arizona 85250 or at any adjournment of the annual meeting. These materials are expected to be first sent or given to our stockholders on or about November 6, 2023.

What is included in these materials?

These materials include:

  the notice of the annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders the proxy card; and
  our annual report on Form 10-K for the year ended March 31, 2023, as filed with the Securities and Exchange Commission on August 17, 2023.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on November 20, 2023

Above materials are also available at empirestock.com/alkalineproxy.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

  the election of directors;

  the ratification of appointment of our independent registered public accounting firm;

  the approval of the increase in the number of shares of common stock available for grant of non-stock option awards under our 2020 Equity Incentive Plan by 10,000,000 shares; and

  the approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person to vote your shares. Even if you do not plan to attend the annual meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on October 31, 2023 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record of our common stock or our Series E Preferred Stock on the record date, you are entitled to vote at the annual meeting.

As of the record date, 13,023,760 shares of our common stock were issued and outstanding and 100,000 shares of our Series E Preferred Stock were issued and outstanding, therefore, a total of 13,030,426 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock or 1/15 vote for each share of our Series E Preferred Stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

  to vote in person, come to the annual meeting, and we will give you a ballot when you arrive.
  if you do not wish to vote in person or if you will not be attending the annual meeting, you may vote by proxy by mail, by fax, by email or via the Internet by following instructions provided in the proxy card.

If you hold your shares in "street name" and:

  you wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting.
  you do not wish to vote in person or you will not be attending the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a "street name" holder?

If your shares of our common stock are registered directly in your name with our transfer agent, Transhare Corporation, or your shares of our Series E Preferred Stock appear on our stock ledger for our Series E Preferred Stock, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in "street name," you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The proposal for approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock requires the affirmative vote from the stockholders holding shares in our company entitling them to exercise at least a majority of the voting power. This means that the proposal must receive at least 6,515,214 "For" votes from the holders of shares of our common stock and our Series E Preferred Stock, in the aggregate, outstanding on the record date.

For the election of directors and all other proposals, the vote of the stockholders of a majority of our stock having voting power present in person or represented by proxy will be sufficient to elect members of our board of directors or to decide any question brought before the annual meeting.

Accordingly, for the election of directors, the nominees who receive more "For" votes than the combined votes of "Against" votes and votes that are abstained will be elected as directors. For all other proposals other than the proposal for approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock, to be approved, each proposal must receive more "For" votes than the combined votes of "Against" votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote "For", "Against", or "Abstain" for each nominee for director. Votes that are abstained will have the same effect as "Against" votes. Broker non-votes will have no effect on the outcome of the vote on the election of directors.

For all other proposals other than the proposal for approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock, you may vote "For", "Against", or "Abstain" for each proposal. Votes that are abstained will have the same effect as "Against" votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

For the proposal for approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock, you may vote "For", "Against", or "Abstain" for each proposal. Votes that are abstained and broker non-votes will have the same effect as "Against" votes.

A "broker non-vote" occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but has no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the annual meeting. Stockholders holding at least 33⅓% of the stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, constitute a quorum at the annual meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or present in person at the annual meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the annual meeting may be adjourned by the vote of a majority of the shares represented either in person or by proxy.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

  "For" the election of all nominees for directors;
  "For" the ratification of the appointment of the independent registered public accounting firm;
  "For" the approval of the increase in the number of shares of common stock available for grant of non-stock option awards under our 2020 Equity Incentive Plan by 10,000,000 shares; and
  "For" the approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may vote again on a later date via the Internet (only your latest Internet proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card with a later date by mail, by fax or by email, or by attending the annual meeting and voting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us a written notice of revocation prior to the annual meeting at The Alkaline Water Company Inc., 8541 E Anderson Drive, Suite 100, Scottsdale, Arizona 85255, Attn: David A. Guarino.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may call us at 480-656-2423 if you want to obtain information or directions to be able to attend the annual meeting and vote in person.

You may be asked to present valid picture identification, such as a driver's license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated, all reference to "dollars", "$", "USD" or "US$" are to United States dollars and all reference to "CDN$" are to Canadian dollars.

Reverse Split

Effective April 5, 2023, we effected a fifteen for one reverse stock split of our authorized and issued and outstanding shares of common stock. As a result, our authorized common stock has decreased from 200,000,000 shares of common stock, with a par value of $0.001 per share, to 13,333,333 shares of common stock, with a par value of $0.001 per share, and the number of our issued and outstanding shares of common stock on April 5, 2023 decreased from approximately 152,149,661 to approximately 10,185,898. Any fractional shares resulting from the reverse stock split was rounded up to the next nearest whole number.

Accordingly, all share and per-share amounts for the current period and prior periods have been adjusted to reflect the reverse stock split.

Voting Securities and Principal Holders Thereof

Security Ownership of Certain Beneficial Owners and Management

On October 31, 2023, there were 13,023,760 shares of our common stock issued and outstanding and 100,000 shares of our Series E Preferred Stock issued and outstanding.  Each share of common stock has one vote and each share of Series E Preferred Stock has 1/15 vote.

The following table sets forth, as of October 31, 2023, certain information with respect to the beneficial ownership of our common stock and preferred stock by each stockholder known by us to be the beneficial owner of more than 5% of any class of our voting securities and by each of our directors, director nominees and named executive officers (as defined in the "Executive Compensation" section below) and by our directors and executive officers as a group.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Frank Chessman	Common Stock	136,399(4)	1.0%
David A. Guarino	Common Stock	208,952(5)	1.6%
Frank Lazaran	Common Stock	126,331(6)	*
Brian Sudano	Common Stock	26,665(7)	*
Ronald DaVella	Common Stock	Nil	*
David Rauch	Common Stock	48,666(8)	*
	Series E Preferred Stock(3)	100,000(9)	100%
Richard A. Wright	Common Stock	326,667(10)	2.5%
All executive officers and directors as a group (6 persons)	Common Stock	547,013(11)	4.1%
	Series E Preferred Stock(3)	100,000	100%

* Less than 1%.

(1)

Except as otherwise indicated, we believe that the beneficial owners of the common stock and the preferred stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common stock subject to options, warrants or convertible securities currently exercisable or convertible or exercisable or convertible within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or convertible securities, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)

Percentage of common stock is based on 13,023,760 shares of our common stock issued and outstanding as of October 31, 2023. Percentage of Series E Preferred Stock is based on 100,000 shares of Series E Preferred Stock issued and outstanding as of October 31, 2023.

(3)	Each share of Series E Preferred Stock has 1/15 vote per share.

(4)	Includes 83,066 stock options that are exercisable within 60 days of the date of this proxy statement.

(5)	Includes 31,666 stock options that are exercisable within 60 days of the date of this proxy statement.

(6)	Includes 43,332 stock options that are exercisable within 60 days of the date of this proxy statement and common stock purchase warrants to purchase 3,333 shares of our common stock.

(7)	Includes 13,332 stock options that are exercisable within 60 days of the date of this proxy statement.

(8)

Consists of 3,333 shares of our common stock held directly, 5,334 shares of our common stock held by David and Julie Rauch Trust, 26,666 shares of our common stock that may be issued upon conversion of shares of our Series E Preferred Stock held by David and Julie Rauch Trust and 13,333 shares of our common stock that may be issued upon exercise of common stock purchase warrants that may be issued upon conversion of shares of our Series E Preferred Stock held by David and Julie Rauch Trust. To our knowledge, David Rauch and Julie Rauch are the only trustees and the only beneficiaries of David and Julie Rauch Trust. David Rauch has been a director of our company since November 16, 2022. Julie Rauch is the spouse of David Rauch.

(9)

Held by David and Julie Rauch Trust. To our knowledge, David Rauch and Julie Rauch are the only trustees and the only beneficiaries of David and Julie Rauch Trust. David Rauch has been a director of our company since November 16, 2022. Julie Rauch is the spouse of David Rauch.

(10)	Includes 33,333 stock options that are exercisable within 60 days of this proxy statement.

(11)

Includes 171,396 stock options that are exercisable within 60 days of the date of this proxy statement, warrants to purchase 3,333 shares of our common stock, 26,666 shares of our common stock that may be issued upon conversion of shares of our Series E Preferred Stock and 13,333 shares of our common stock that may be issued upon exercise of common stock purchase warrants that may be issued upon conversion of shares of our Series E Preferred Stock.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him for the five nominees named below.

All directors of our company hold office until the next annual meeting of our stockholders or until their successors have been elected and qualified, or until their death, resignation or removal.

Our board of directors recommends that you vote FOR each of these nominees.

Nominees

Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Frank Lazaran	Chairman of the Board and Director	66	October 8, 2020
David A. Guarino	Chief Financial Officer, Secretary, Treasurer and Director	59	April 28, 2017
Ronald DaVella	Director	66	March 17, 2023
Brian Sudano	Director	58	September 14, 2018
David Rauch	Director	58	November 16, 2022

Business Experience of Nominees

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Frank Lazaran

Mr. Lazaran has been a director of our company since October 8, 2020 and chairman of our board of directors since March 13, 2023. From June 2, 2022 to February 20, 2023, Mr. Lazaran was our chief executive officer and president.

As a 40-year veteran of the retail food industry, Mr. Lazaran brings decades of commercial and c-suite experience in scaling organizations, optimizing operations, and driving innovation in the retail sector. He has a solid track record for delivering operational excellence with balanced growth to companies facing unique challenges and complex situations. He was most recently the chairman, chief executive officer, and president of Marsh Supermarkets, Inc., a multi-format regional food retailer based in Indianapolis, Indiana. Under his leadership, he led the company through a successful turnaround. Prior to Marsh, Mr. Lazaran served as the chief executive officer, president, and director of Winn-Dixie Stores, Inc., which was a publicly traded company and one of the largest supermarket chains in the Southeast. He is currently a senior industry partner in the private equity firm, New State Capital, and serves as an advisor to the retail industry through his consulting practice, Galazarano Consulting & Investments.

We believe that Mr. Lazaran is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his business experience described above.

David A. Guarino

On April 28, 2017, Mr. Guarino was appointed as the chief financial officer, secretary, treasurer and director of our company. Mr. Guarino holds a Bachelor of Science in accounting and a Master of Accountancy from the University of Denver. From 2008 to 2013, Mr. Guarino was the president and a director of Kahala Corp, a worldwide franchisor of multiple quick service restaurant brands with locations in 49 states and over 25 countries. From 2014 to 2015, Mr. Guarino was the president of HTI International Holdings, Inc., a technology company focused on forward osmosis water filtration technology. From 2015 until April, 2017, Mr. Guarino had been a consultant to our company.

We believe that Mr. Guarino is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

Ronald DaVella

On March 17, 2023, we appointed Ronald DaVella as a director of our company.

Mr. DaVella is a seasoned financial expert and director, with extensive experience serving on various boards and offering financial advisory services to a wide range of industries. His background demonstrates his expertise in financial oversight, governance, and executive leadership.

Mr. DaVella retired from Deloitte as a partner in July 2014 after 34 years of service including 25 years as a partner. Since November 2014, Mr. DaVella has been a valued member of The Joint Corp.'s board of directors, where he chairs the audit committee and serves on the nominating and governance committee. He has simultaneously held positions on multiple boards, including Delta Dental of AZ, where he's been a board member and director since August 2020, serving as vice chairman, chairman of the audit and investment committee, and a member of the executive and compensation committee.

Mr. DaVella's portfolio further expanded in November 2020 when he joined Mobile Holding Properties, LLC as a board member and director, a role he held until January 2022. In January 2021, he began serving as a financial advisor for NorthStar Engineering Group, and later, in June 2022, he added Universal Health Group to his roster as a financial advisor, board member, and director. Multiomics and Industrial Succession Corp (formerly Manufacturing Succession Corp) also have benefited from his financial advisory expertise since July 2022. Additionally, Mr. DaVella has served as the chairman of the strategic advisory board for AURA Ventures since April 2020.

Beyond his board and advisory roles, Mr. DaVella has held leadership positions in various companies including as CFO for NanoFlex Power Corp., from May 2017 to March 2019, and as owner of Katherine's Lashes, LLC, an Amazing Lash Studios franchisee, in Chandler, AZ, from August 2015 to February 2019. Mr. DaVella formerly served as executive vice president of finance of our company from May 1, 2019 to January 1, 2020.

We believe that Mr. DaVella is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his business experience described above.

Brian Sudano

Mr. Sudano has been a director of our company since September 14, 2018. Mr. Sudano is the managing partner of Beverage Marketing Corporation and BMC Strategic Associates. Mr. Sudano has been the managing partner of Beverage Marketing Corporation since July 2008 and was the managing director of Beverage Marketing Corporation from September 2000 to July 2008. Mr. Sudano's experience covers nearly the entire beverage industry, from energy drinks to wine, with special expertise in beverage alcohol by virtue of varied industry experience and broad range of projects. Mr. Sudano manages several major clients, providing on-going strategic and market advice, while leading projects in strategic planning, market entry analysis and planning, sales/distribution, business modeling, brand repositioning and international opportunity assessment.

From 1997 to 2000, Mr. Sudano was with Constellation Brands, Inc., a leading US beverage alcohol company, where he held the position of vice president of business processes and was responsible for creating a corporate operations and consulting function to service Constellation's wine, spirits and beer businesses. While in this role, Mr. Sudano lead the due diligence and transition efforts for entering the premium wine business and provided corporate oversight for the integration and transition of the Black Velvet distillery and brands. Other activities included oversight of business risk management and covering issues such as promotional effectiveness to performance metrics.

Mr. Sudano received an MBA from Rutgers Graduate School of Management, was a magna cum laude and honors graduate from Delaware Valley College where he received a Bachelor of Science degree and is a New Jersey CPA.

We believe that Mr. Sudano is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

David Rauch

Mr. Rauch has been a director of our company since November 16, 2022. Mr. Rauch is the President and General Counsel of Annexus, which creates innovative retirement income products that provide better client outcomes. He had previously served as Chief Operating Officer as well. From 1993 to 2012, he was a partner at Snell and Wilmer, handling business and franchise litigation. He received his JD from the University of California - Los Angeles (Order of the Coif) and has a B.S. in Finance from San Diego State University (summa cum laude and the Outstanding Finance Graduate of 1988).

Mr. Rauch is involved with The Thunderbirds, the host organization of the WM Phoenix Open golf tournament. He served as Tournament Chairman in 2010. He was previously heavily involved in the Special Olympics of Arizona and is the Immediate Past Chair of the Barrow Neurological Foundation. He and his wife Julie support Thunderbird Charities, Barrow, and The Board of Visitors, the oldest women's charitable organization in Arizona.

We believe that Mr. Rauch is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

Executive Officers

The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

The name of our executive officer who is not our director, his age, positions held and duration of such are as follows:

Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Frank Chessman	Frank Chessman	70	February 20, 2023

The following is a brief account of the education and business experience of our executive officer who is not our director during at least the past five years, indicating his principal occupation during the period, and the name and principal business of the organization by which he was employed.

Frank Chessman

On February 20, 2023, we appointed Frank Chessman as our chief executive officer and president.

Mr. Chessman is an accomplished executive with five decades of experience in sales, marketing, and operations. He holds a Bachelor of Science degree from the University of Southern California's Marshall School of Business and conducted graduate studies at the Anderson School at UCLA. Mr. Chessman served as Vice President of Sales and Advertising for Ralphs Grocery Company, now a major division of Kroger. He also spent 14 years at Simon Marketing as the Executive Vice President, where he gained valuable experience in marketing and promotions. His career also includes extensive beverage manufacturing experience prior to his time with our company. Prior to becoming our chief executive officer and president, Mr. Chessman had been the director of national sales for our company and then the director of sales and operations for our company.

Family Relationships

There are no family relationships between any director, director nominee or executive officer.

Involvement in Certain Legal Proceedings

None of our directors, director nominees and executive officers has been involved in any of the following events during the past ten years:

(a)

any petition under the federal bankruptcy laws or any state insolvency laws filed by or against, or an appointment of a receiver, fiscal agent or similar officer by a court for the business or property of such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing;

(b)	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)

being the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

(e)

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission to have violated a federal or state securities or commodities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been reversed, suspended, or vacated;

(f)

being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(g)

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(h)

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

We know of no material proceedings in which any of our directors or executive officers, or any associate of any such director or executive officer is a party adverse to our company or our subsidiary or has a material interest adverse to our company or our subsidiary.

Corporate Governance

Meetings

During the year ended March 31, 2023, our board of directors held four in person meetings and each director attended 100% of those meetings. The board of directors took actions by way of written consent resolution 35 times during the year ended March 31, 2023.

We encourage all incumbent directors and nominees for election as director to attend our annual meeting of stockholders. Two directors attended our annual meeting of stockholders on September 27, 2022.

Committees of Board of Directors

Audit Committee

Effective February 22, 2018, our board of directors established an audit committee. The audit committee currently consists of three directors, Ronald DaVella, Brian Sudano and David Rauch.

Our audit committee assists our board of directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by our company to regulatory authorities and stockholders, our systems of internal controls regarding finance and accounting and our auditing, accounting and financial reporting processes. Our audit committee's primary duties and responsibilities are to: serve as an independent and objective party to monitor our financial reporting and internal control system and review our financial statements; oversee our accounting and financial reporting processes and the preparation and auditing of our financial statements; review and appraise the performance of our external auditor; and provide an open avenue of communication among our auditor, financial and senior management and our board of directors.

Our audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter adopted by our board of directors on February 22, 2018. The audit committee charter is attached to this proxy statement as Schedule "A".

During the year ended March 31, 2023, our audit committee held four meetings, and each member of our audit committee attended 100% of these meetings.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit committee has reviewed and discussed the audited financial statements for the year ended March 31, 2023 with management.

Our audit committee has discussed with Prager Metis CPAs, LLC, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

Our audit committee has received written disclosure and the letter from Prager Metis CPAs, LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding communications of Prager Metis CPAs, LLC with our audit committee concerning independence, and has discussed with Prager Metis CPAs, LLC its independence.

Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended March 31, 2023 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Ronald DaVella	Brian Sudano	David Rauch

The material in this report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

On September 4, 2018, our board of directors established a compensation committee. The compensation committee currently consists of Ronald DaVella, Brian Sudano and David Rauch. During the year ended March 31, 2023, our compensation committee did not hold any meetings. The purpose of our compensation committee is to carry out the responsibilities delegated by our board of directors relating to the review and determination of executive compensation. Our compensation committee has the following authority and responsibilities:

  to review and approve annually the corporate goals and objectives applicable to the compensation of the chief executive officer, evaluate at least annually the chief executive officer's performance in light of those goals and objectives, and determine and approve the chief executive officer's compensation level based on this evaluation;

  to review and make recommendations to the board regarding the compensation of all other executive officers;

  to review and make recommendations to the board regarding incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval of such plans by the stockholders of our company;

  to review and discuss with management our compensation discussion and analysis and the related executive compensation information, recommend that the compensation discussion and analysis and related executive compensation information be included in our annual report on Form 10-K and proxy statement, and produce the compensation committee report on executive officer compensation required to be included in our proxy statement or annual report on Form 10-K;

  to review and make recommendations to the board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the chief executive officer and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;

  to determine stock ownership guidelines for the chief executive officer and other executive officers and monitor compliance with such guidelines;

  to review and make recommendations to the board regarding all employee benefit plans for our company, which includes the ability to adopt, amend and terminate such plans;

  to review our incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk;

  to review and recommend to the board for approval the frequency with which our company will conduct say on pay votes, taking into account the results of the most recent stockholder advisory vote on frequency of say on pay votes required by Section 14A of the Securities Exchange Act of 1934, and review and approve the proposals regarding the say on pay vote and the frequency of the say on pay vote to be included in our proxy statement; and

  to review all director compensation and benefits for service on the board and any committees of the board at least once a year and to recommend any changes to the board as necessary.

Our compensation committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities. Our compensation committee must set the compensation, and oversee the work, of the compensation consultant. However, our compensation committee is not required to implement or act consistently with the advice or recommendations of its compensation consultant to the compensation committee and the ability or obligation of our compensation committee to exercise its own judgment in fulfilment of its duties are not affected by the engagement of the compensation consultant. During the year ended March 31, 2023, we did not engage a compensation consultant.

Our compensation committee is to meet at least one time a year at such times and places as it deems necessary to fulfill its responsibilities and report regularly to the board regarding its actions and make recommendations to the board as appropriate. Our compensation committee may invite such members of management to its meetings as it deems appropriate. However, our compensation committee is to meet regularly without such members present, and in all cases the chief executive officer and any other such officers must not be present at meetings at which their compensation or performance is discussed or determined.

Our compensation committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as our compensation committee may deem appropriate in its sole discretion.

Our compensation committee fulfills these responsibilities primarily by carrying out the activities enumerated in the compensation committee charter adopted by our board of directors on September 4, 2018. The compensation committee charter is attached as Schedule "B" to this proxy statement.

Nominating Committee

We do not presently have a separately constituted nominating committee. Our board of directors does not believe that it is necessary to have such committee because it believes that the functions of such committee can be adequately performed by our board of directors.

On September 4, 2018, our board of directors adopted a board director nomination process, which is attached as Schedule "C" to this proxy statement. Our board of directors has determined that it is in our best interests to have director nominees recommended for the board's selection by a majority of our independent directors in a vote in which only independent directors participate and to have the full board participate in the consideration of the board of directors nominees.

In general, when our board of directors determines that expansion of the board or replacement of a director is necessary or appropriate, our independent directors will be responsible for identifying one or more candidates to fill such directorship, investigating each candidate, evaluating his/her suitability for service on our board of directors and recommending for selection suitable candidates for nomination to our board of directors.

Our independent directors are authorized to use any methods they deem appropriate for identifying candidates for board membership, including recommendations from current members of the board, senior management or other third parties (including recommendations from stockholders). Our independent directors may engage outside search firms to identify suitable candidates.

Our independent directors are also authorized to engage in whatever investigation and evaluation processes it deems appropriate, including a thorough review of the candidate's background, characteristics, qualities and qualifications, and personal interviews with all or some of our independent directors, our management or one or more other members of the board. While diversity may contribute to an evaluation, it is not considered by the board as a separate or independent factor in identifying board of director nominees.

In formulating its recommendation, our independent directors will consider not only the findings and conclusions of the investigation and evaluation process, but also the current composition of the board; the diversity of the board, including gender diversity; the attributes and qualifications of serving members of the board; additional attributes, capabilities or qualifications that should be represented on the board; and whether the candidate could provide those additional attributes, capabilities or qualifications. Our independent directors will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of serving as a member of the board.

In considering whether to recommend directors who are eligible to stand for reelection, our independent directors may consider a variety of factors, including, without limitation, a director's contributions to the board and ability to continue to contribute productively; attendance at board and committee meetings and compliance with our corporate governance policies; whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for continued service on the board; the independence of the director; and the nature and extent of the director's non-Alkaline activities.

Stockholders desiring to suggest a candidate for consideration must do so in accordance with our bylaws and applicable securities laws, and should send a letter to our Chief Financial Officer at our principal office located at 8541 E. Anderson Drive, Suite 100, Scottsdale, Arizona 85255, U.S.A. Candidates recommended by our stockholders will be considered in the same manner as other candidates.

Board Diversity Matrix

The table below provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of September 12, 2023)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	-	5	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	5	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Director Independence

We currently act with five directors consisting of Frank Lazaran, David A. Guarino, Ronald DaVella, Brian Sudano and David Rauch. Our common stock is listed on the Nasdaq Capital Market. Under Nasdaq Marketplace Rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation. Using this definition of independent director, we have three independent directors, who are Ronald DaVella, Brian Sudano and David Rauch.

In addition, Ronald DaVella, Brian Sudano and David Rauch, the members of our audit committee and compensation committee, have not accepted directly or indirectly any consulting, advisory, or other compensatory fee from our company or subsidiary other than in his capacity as a member of the audit committee, our board of directors, or any other board committee, and each member of our audit committee is not a beneficial owner, directly or indirectly, of more than 10% of our common stock and is not an executive officer of our company. Accordingly, they are independent under independence standards applicable to the audit committee or compensation committee of a company whose stock is listed on the Nasdaq Capital Market.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by two individuals. Frank Chessman is our president and chief executive officer and Frank Lazaran is our chairman of the board and a director of our company. Because of the separation of those functions to two individuals, we have determined that the leadership structure of our board of directors is appropriate, especially given the current stage of our development.

The Board of Directors and Risk Oversight

Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Stockholder Communications with Our Board of Directors

We welcome comments and questions from our stockholders. Our stockholders can direct communications to David A. Guarino, at The Alkaline Water Company Inc., 8541 E. Anderson Drive, Suite 100, Scottsdale, Arizona 85255. While we appreciate all comments and questions from our stockholders, we may not be able to individually respond to all communications.

David A. Guarino collects and evaluates all stockholder communications. If the communication is directed to our board of directors generally or to a specific board member, Mr. Guarino will disseminate the communication to the appropriate party at the next scheduled board meeting unless he decides that the communication requires a more urgent response.  In that case, Mr. Guarino will direct the communication to the appropriate party prior to the next scheduled board meeting.  If the communication is addressed to an executive officer, Mr. Guarino will direct that communication to the executive officer. All communications addressed to our directors and executive officers are reviewed by those parties unless the communication is clearly frivolous.

Hedging Transactions

Except as disclosed below, our company has not adopted any practices or policies regarding the ability of our employees, including officers, or directors (or any of their designees) to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common shares.

Prohibited Transactions in Our Securities

Under our insider trading policy, no officer or director may ever make a short sale of our common stock. The prohibition against short sale means that an individual subject to the rule cannot sell our common stock if he or she does not then own the securities he or she purports to sell, and even if he or she does own the securities sold, he or she must deliver the securities within 20 days after the sale.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons we believe that during year ended March 31, 2023 all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
David A. Guarino	1	2	Nil
Frank Lazaran	1	2	Nil
Brian Sudano	1	1	Nil
Aaron Keay	1	2	Nil

Executive Compensation

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended March 31, 2023

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended March 31, 2023; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at March 31, 2023,

who we will collectively refer to as the named executive officers, for all services rendered in all capacities to our company and subsidiaries for the years ended March 31, 2023 and 2022 are set out in the following summary compensation table:

Summary Compensation Table - Years ended March 31, 2023 and 2022
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Frank Chessman(12) Chief Executive Officer and President	2023	66,125(15)	Nil	125,000	307,500	Nil	Nil	199,000(16)	697,625
	2022	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

David A. Guarino Chief Financial Officer, Secretary, Treasurer and Director	2023	252,000	Nil	62,500(1)	134,500(2)	Nil	Nil	9,000	458,000
	2022	252,000	25,000	492,000(3)(4)	Nil	Nil	Nil	9,000	778,000

Frank Lazaran(13) Former President, Chief Executive Officer, and current Director	2023	183,333	Nil	283,291(5)(6)(7)	408,500 (8) (9)	Nil	Nil	6,750	881,874
	2022	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Richard A. Wright(14) Former President, Chief Executive Officer, Vice-President, Chief Operating Officer and Director	2023	46,511	Nil	51,540	Nil	Nil	Nil	385,754	483,805
	2022	252,000	25,000	656,000(10)(11)	Nil	Nil	Nil	22,556	955,556

Notes:

(1)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 125,000 pre-split shares of our common stock as "restricted awards" effective November 16, 2022 (valued at $31,500).

(2)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 250,000 pre-split option awards effective August 23, 2022 (valued at $112,500).

(3)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 400,000 pre-split shares of our common stock as "restricted awards" effective November 11, 2021 (valued at $492,000).

(4)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 100,000 pre-split shares of our common stock as "restricted awards" effective March 31, 2022 (valued at $92,000).

(5)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 8,333 pre-split shares of our common stock as "restricted awards" effective April 30, 2022 (valued at $6,291).

(6)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 500,000 pre-split shares of our common stock as "restricted awards" effective July 29, 2022 (valued at $214,000).

(7)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 250,000 pre-split shares of our common stock as "restricted awards" effective November 16, 2022 (valued at $63,000).

(8)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 1,000,000 pre-split option awards effective July 29, 2022 (valued at $370,000).

(9)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 175,000 pre-split option awards effective November 16, 2022 (valued at $38,500).

(10)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 400,000 pre-split shares of our common stock as "restricted awards" effective November 11, 2021 (valued at $656,000).

(11)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 150,000 pre-split shares of our common stock as "restricted awards" effective March 31, 2022 (valued at $138,000).

(12)	On February 20, 2023, we appointed Frank Chessman as our chief executive officer and president.

(13)

Mr. Lazaran has been a director of our company since October 8, 2020 and chairman of our board of directors since March 13, 2023. From June 2, 2022 to February 20, 2023, Mr. Lazaran was our chief executive officer and president.

(14)	Effective June 2, 2022, Richard A. Wright resigned as a director and officer (including as the president and chief executive officer) of our company.

(15)	Consists of Frank Chessman's salary as a result of his being an employee starting January 1, 2023.

(16)	Consists of Frank Chessman's compensation as a consultant prior to his being an employee starting January 1, 2023.

Frank Chessman

During the fiscal year ended March 31, 2021, we paid Mr. Chessman $181,000 for his services to our company.

During the fiscal year ended March 31, 2022, we paid Mr. Chessman $222,000 for his services to our company.

From April 1, 2022 to September 30, 2022, we paid Mr. Chessman $117,250 for his services to our company.

On November 16, 2022, we entered into an employment agreement with Mr. Chessman pursuant to which, as of the effective date of October 1, 2022 (the "FC Effective Date"), we have agreed to employ Mr. Chessman and Mr. Chessman has agreed to perform such duties as are regularly and customarily performed by the Director of Sales and Operations of a corporation, and any other duties consistent with Mr. Chessman's position in our company. Pursuant to the terms of the employment agreement, we agreed to pay Mr. Chessman $252,000 annually or such other amount as may be determined by our board of directors from time to time, commencing on the FC Effective Date. On February 20, 2023, we appointed Frank Chessman as our chief executive officer and president and our board of directors increased the salary paid to Mr. Chessman, effective as February 1, 2023, by $25,000 annually.

In addition, during each of our fiscal years during the term of the employment agreement (beginning with the fiscal year of April 1, 2022 to March 31, 2023 (the "Fiscal 2023"), Mr. Chessman will be eligible for the following annual bonuses: (i) up to 50% of Mr. Chessman's salary, with the exact amount of the bonus to be determined within 30 days of the end of each fiscal year by the compensation committee of our board of directors, based upon 90% of Mr. Chessman's performance during the immediately preceding fiscal year as measured by certain key performance indicators (the "KPIs"), and 10% upon the discretion of the compensation committee. During the term of the employment agreement, these KPIs (i) will be updated within 30 days of the end of each fiscal year, with the first update being April 30, 2023; and (ii) will be set and established in the sole discretion of the compensation committee of our board of directors. However, the KPIs for the Fiscal 2023 will be for the period from October 1, 2022 through March 31, 2023 due to Mr. Chessman's start date and transition time required.

In addition, Mr. Chessman will be entitled to participate in all of our employee benefit plans provided by our company to our senior officers. If we do not provide such plans at any time or if Mr. Chessman elects to remain on his current insurance coverage, we agreed to reimburse Mr. Chessman for the actual cost of any such plans obtained privately for Mr. Chessman and his spouse. We have also agreed to (i) provide Mr. Chessman with a $750 per month automobile allowance during the term of the employment agreement; and (ii) reimburse Mr. Chessman for any expenses that he incurs in connection with his duties under his employment agreement. Mr. Chessman will be entitled in each year to five weeks' paid vacation, in addition to weekends and statutory holidays, to be taken in installments of no more than two consecutive weeks of paid time off.

The initial term of the employment agreement is two years from the FC Effective Date and, on the second anniversary of the FC Effective Date and on each annual anniversary date thereafter, the term of the employment agreement will automatically be extended by one additional year unless either party gives 90 days' written notice to the other of its intention not to renew the employment agreement.

If, within 90 days of the occurrence of a change of control event, Mr. Chessman resigns from his employment relationship with our company or our company terminates his employment agreement for any reason other than for just cause and Mr. Chessman signs a broad-based general release in favor of our company (the "FC Release"), then we have agreed to pay Mr. Chessman severance in an amount equal to the 12 months' salary.

We may terminate Mr. Chessman's employment at any time for other than just cause by delivering to Mr. Chessman written notice of termination. In such a case, provided that Mr. Chessman signs the FC Release, we have agreed to pay Mr. Chessman severance in an amount equal to the 12 months' salary.

Subject to applicable employment laws or similar legislation, we may terminate Mr. Chessman's employment in the event he has been unable to perform his duties for a period of eight consecutive months or a cumulative period of 12 months in any consecutive 24-month period, because of a physical or mental disability. Mr. Chessman's employment will automatically terminate on his death. In the event Mr. Chessman's employment with our company terminates by reason of Mr. Chessman's death or disability, then upon and immediately effective on the date of termination we agreed to promptly pay and provide Mr. Chessman (or in the event of Mr. Chessman's death, Mr. Chessman's estate); any unpaid salary and any outstanding and accrued regular and special vacation pay through the date of termination; reimbursement for any unreimbursed expenses incurred through to the date of termination; and any outstanding amounts due under any awards which will be dealt with in accordance with the Plan and the award agreement. In the event Mr. Chessman's employment is terminated due to a disability, we have agreed to pay to Mr. Chessman the severance referred to above.

We may terminate Mr. Chessman's employment for just cause at any time by delivering to Mr. Chessman written notice of termination. In the event that Mr. Chessman's employment with our company is terminated by our company for just cause, Mr. Chessman will not be entitled to any additional payments or benefits (except as otherwise provided in his employment agreement), other than for amounts due and owing to Mr. Chessman by our company as of the date of termination, except for any awards under our 2020 Equity Incentive Plan will be dealt with in accordance with our 2020 Equity Incentive Plan and award agreement.

Provided that Mr. Chessman has acted within the scope of his authority, we have agreed to indemnify and save harmless Mr. Chessman (including his heirs and legal representatives) against any and all costs, claims and expenses (including any amounts paid to settle any actions or satisfy any judgments) which: he may suffer or incur by reason of any matter or thing which he may in good faith do or have done or caused to be done as an employee, officer or director of our company, any of its subsidiaries or of any of their respective affiliates; or was reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been an employee, officer or director of our company, any of its subsidiaries or of any of their respective affiliates; provided that, the foregoing indemnification will apply only if: he acted honestly and in good faith with a view to the best interests of our company, any of its subsidiaries or any of their respective affiliates; and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

Mr. Chessman has agreed to indemnify and save harmless our company against, and has agreed to hold it harmless from, any and all damages, injuries, claims, demands, actions, liability, costs and expenses (including reasonable legal fees) incurred or made against our company arising from or connected with the performance or non-performance of his employment by him or the breach of any warranty, representation or covenant herein by him, other than claims by him pursuant to his employment agreement.

If and to the extent we maintain directors' and officers' liability insurance for the protection of our executives in connection with acts and omissions occurring during their employment with our company, we have agreed that Mr. Chessman will be included as an officer and director who is covered by such policy on a basis no less favorable than made available to other executives of our company.

Restricted Awards and Stock Options

On April 3, 2020, we granted 20,000 stock options to Mr. Chessman under our 2018 Stock Option Plan. The stock options are exercisable at the exercise price of $7.95 per share until April 2, 2030. The stock options vested as to 50% on the date of grant and 50% on the one-year anniversary of the date of grant.

On April 30, 2020, we granted an award of 6,667 shares of our common stock to Mr. Chessman. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vested on the one-year anniversary of the grant date.

On March 31, 2021, we granted an award of 6,667 shares of our common stock to Mr. Chessman. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vested on the one-year anniversary of the grant date.

On November 11, 2021, we granted an award of 20,000 shares of our common stock to Mr. Chessman. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vested on January 15, 2022.

On August 23, 2022, we granted 33,333 stock options to Mr. Chessman. The stock options are exercisable at the exercise price of $7.65 per share until August 23, 2032. The stock options vests as to 50% on each of the first and second one-year anniversary of the date of grant.

On November 16, 2022, we granted an award of 33,333 shares of our common stock to Mr. Chessman. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vested as to 50% on the date of grant and 50% on the six-month anniversary of the date of grant.

On November 16, 2022, we granted 25,000 stock options to Mr. Chessman under our 2020 Equity Incentive Plan. The stock options are exercisable at the exercise price of $3.75 per share until November 16, 2032. The stock options vest as to 50% on the one-year anniversary of the date of grant and 50% on the two-year anniversary of the date of grant.

David A. Guarino

Prior to the entry into the employment agreement with David Guarino, effective as of October 1, 2022, we paid David A. Guarino $14,000 per month for his services and a $750 monthly car allowance.

On November 16, 2022, we entered into an employment agreement with Mr. Guarino, pursuant to which, as of the effective date of October 1, 2022 (the "DG Effective Date"), we have agreed to employ Mr. Guarino and Mr. Guarino has agreed to perform such duties as are regularly and customarily performed by the chief financial officer of a corporation, and any other duties consistent with Mr. Guarino's position in our company. Pursuant to the terms of the employment agreement, we have agreed to pay Mr. Guarino $252,000 annually or such other amount as may be determined by our board of directors from time to time, commencing on the DG Effective Date.

In addition, during each of our fiscal years during the term of the employment agreement (beginning with the Fiscal 2023, Mr. Guarino will be eligible for the following annual bonuses: (i) up to 50% of Mr. Guarino's salary, with the exact amount of the bonus to be determined within 30 days of the end of each fiscal year by the compensation committee of our board of directors, based upon 90% of Mr. Guarino's performance during the immediately preceding fiscal year as measured by certain KPIs, and 10% upon the discretion of the compensation committee. During the term of the employment agreement, these KPIs (i) will be updated within 30 days of the end of each fiscal year, with the first update being April 30, 2023; and (ii) will be set and established in the sole discretion of the compensation committee of our board of directors. However, the KPIs for the Fiscal 2023 will be for the period from October 1, 2022 through March 31, 2023 due to Mr. Guarino's start date and transition time required.

In addition, Mr. Guarino will be entitled to participate in all of our employee benefit plans provided by our company to our senior officers. If we do not provide such plans at any time or if Mr. Guarino elects to remain on his current insurance coverage, we agreed to reimburse Mr. Guarino for the actual cost of any such plans obtained privately for Mr. Guarino and his spouse. We have also agreed to (i) provide Mr. Guarino with a $750 per month automobile allowance during the term of the employment agreement; and (ii) reimburse Mr. Guarino for any expenses that he incurs in connection with his duties under his employment agreement. Mr. Guarino will be entitled in each year to five weeks' paid vacation, in addition to weekends and statutory holidays, to be taken in installments of no more than two consecutive weeks of paid time off.

The initial term of the employment agreement is two years from the DG Effective Date and, on the second anniversary of the DG Effective Date and on each annual anniversary date thereafter, the term of the employment agreement will automatically be extended by one additional year unless either party gives 90 days' written notice to the other of its intention not to renew the employment agreement.

If, within 90 days of the occurrence of a change of control event, Mr. Guarino resigns from his employment relationship with our company or our company terminates his employment agreement for any reason other than for just cause and Mr. Guarino signs a broad based general release in favor of our company (the "DG Release"), then we have agreed to pay Mr. Guarino severance in an amount equal to the 12 months' salary.

We may terminate Mr. Guarino's employment at any time for other than just cause by delivering to Mr. Guarino written notice of termination. In such a case, provided that Mr. Guarino signs the DG Release, we have agreed to pay Mr. Guarino severance in an amount equal to the 12 months' salary.

Subject to applicable employment laws or similar legislation, we may terminate Mr. Guarino's employment in the event he has been unable to perform his duties for a period of eight consecutive months or a cumulative period of 12 months in any consecutive 24-month period, because of a physical or mental disability. Mr. Guarino's employment will automatically terminate on his death. In the event Mr. Guarino's employment with our company terminates by reason of Mr. Guarino's death or disability, then upon and immediately effective on the date of termination we agreed to promptly pay and provide Mr. Guarino (or in the event of Mr. Guarino's death, Mr. Guarino's estate); any unpaid salary and any outstanding and accrued regular and special vacation pay through the date of termination; reimbursement for any unreimbursed expenses incurred through to the date of termination; and any outstanding amounts due under any awards which will be dealt with in accordance with the Plan and the award agreement. In the event Mr. Guarino's employment is terminated due to a disability, we have agreed to pay to Mr. Guarino the severance referred to above.

We may terminate Mr. Guarino's employment for just cause at any time by delivering to Mr. Guarino written notice of termination. In the event that Mr. Guarino's employment with our company is terminated by our company for just cause, Mr. Guarino will not be entitled to any additional payments or benefits (except as otherwise provided in his employment agreement), other than for amounts due and owing to Mr. Guarino by our company as of the date of termination, except for any awards under our 2020 Equity Incentive Plan will be dealt with in accordance with Our 2020 Equity Incentive Plan and award agreement.

Provided that Mr. Guarino has acted within the scope of his authority, we have agreed to indemnify and save harmless Mr. Guarino (including his heirs and legal representatives) against any and all costs, claims and expenses (including any amounts paid to settle any actions or satisfy any judgments) which: he may suffer or incur by reason of any matter or thing which he may in good faith do or have done or caused to be done as an employee, officer or director of our company, any of its subsidiaries or of any of their respective affiliates; or was reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been an employee, officer or director of our company, any of its subsidiaries or of any of their respective affiliates; provided that, the foregoing indemnification will apply only if: he acted honestly and in good faith with a view to the best interests of our company, any of its subsidiaries or any of their respective affiliates; and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

Mr. Guarino has agreed to indemnify and save harmless our company against, and has agreed to hold it harmless from, any and all damages, injuries, claims, demands, actions, liability, costs and expenses (including reasonable legal fees) incurred or made against our company arising from or connected with the performance or non-performance of his employment by him or the breach of any warranty, representation or covenant herein by him, other than claims by him pursuant to his employment agreement.

If and to the extent we maintain directors' and officers' liability insurance for the protection of our executives in connection with acts and omissions occurring during their employment with our company, we have agreed that Mr. Guarino will be included as an officer and director who is covered by such policy on a basis no less favorable than made available to other executives of our company.

Restricted Awards and Stock Options

On April 3, 2020, we granted 10,000 stock options to Mr. Guarino. The stock options are exercisable at the exercise price of $7.95 per share until April 2, 2030 and vested as to 50% on the date of grant and 50% on the one-year anniversary of the date of grant.

On April 30, 2020, we granted an award of 6,667 shares of our common stock to Mr. Guarino. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vested on the one-year anniversary of the date of grant.

On March 31, 2021, we granted 13,333 stock options to Mr. Guarino. The stock options are exercisable at the exercise price of $16.35 per share until March 31, 2031. The stock options vested as to 50% on the date of grant and 50% on the one-year anniversary of the date of grant.

On March 31, 2021, we granted an award of 6,667 shares of our common stock to Mr. Guarino. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vested on the one-year anniversary of the date of grant.

On November 11, 2021, we granted an award of 20,000 shares of our common stock to Mr. Guarino. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vested on January 15, 2022.

On March 31, 2022, we granted an award of 6,667 shares of our common stock to Mr. Guarino. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares were granted as a restricted award under the 2020 Equity Incentive Plan and issued on March 31, 2022 upon vesting.

On August 23, 2022, we granted 16,667 stock options to Mr. Guarino. The stock options are exercisable at the exercise price of $7.65 per share until March 31, 2031. The stock options vest 50% on August 23, 2023 and 50% vest on August 23, 2024.

On November 16, 2022, we granted an award of 8,333 shares of our common stock to Mr. Guarino. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares were granted as a restricted award under the 2020 Equity Incentive Plan and issued on November 16, 2022 upon vesting.

On November 16, 2022, we granted 6,667 stock options to Mr. Guarino. The stock options are exercisable at the exercise price of $3.75 per share until March 31, 2031. The stock options vest 50% vest on November 16, 2023 and 50% vest on November 16, 2024.

Frank Lazaran

On July 29, 2022, we entered into an employment agreement with Frank Lazaran, our president, chief executive officer and director, pursuant to which, as of the effective date of June 3, 2022 (the "FL Effective Date"), we have agreed to employ Mr. Lazaran and Mr. Lazaran have agreed to perform such duties as are regularly and customarily performed by the president and chief executive officer of a corporation, and any other duties consistent with Mr. Lazaran's position in our company. Pursuant to the terms of the employment agreement, we agreed to pay Mr. Lazaran $275,000 annually or such other amount as may be determined by our board of directors from time to time, commencing on the FL Effective Date. Effective February 20, 2023, Frank Lazaran resigned as our chief executive officer and president and our employment agreement with Mr. Lazaran was terminated.

In addition, Mr. Lazaran was entitled to participate in all of our employee benefit plans provided by our company to our senior officers. If we did not provide such plans at any time or if Mr. Lazaran elected to remain on his current insurance coverage, we agreed to reimburse Mr. Lazaran for the actual cost of any such plans obtained privately for Mr. Lazaran and his spouse. We also agreed to (i) provide Mr. Lazaran with a $750 per month automobile allowance during the term of the employment agreement; and (ii) reimburse Mr. Lazaran for any expenses that he incurs in connection with his duties under his employment agreement. Mr. Lazaran was entitled in each year to five weeks' paid vacation, in addition to weekends and statutory holidays, to be taken in installments of no more than two consecutive weeks of paid time off.

Restricted Awards and Stock Options

On March 31, 2022, we granted an award of 1,667 shares of our common stock to Mr. Lazaran. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares were granted as a restricted award under the 2020 Equity Incentive Plan and issued on March 31, 2022 upon vesting.

On April 20, 2022, we granted an award of 556 shares of our common stock to Mr. Lazaran. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares were granted as a restricted award under the 2020 Equity Incentive Plan and issued on March 31, 2022 upon vesting.

On July 29, 2022, we granted an award of 33,333 shares of our common stock to Mr. Lazaran. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares were granted as a restricted award under the 2020 Equity Incentive Plan and issued on July 29, 2022 upon vesting.

On July 29, 2022, we granted 66,667 stock options to Mr. Lazaran. The stock options are exercisable at the exercise price of $6.42 per share until March 31, 2031. The stock options vest 50% on July 29, 2023 and 50% vest on July 29, 2024.

On November 16, 2022, we granted an award of 16,667 shares of our common stock to Mr. Lazaran. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares were granted as a restricted award under the 2020 Equity Incentive Plan and issued on November 16, 2022 upon vesting.

On November 16, 2022, we granted 11,667 stock options to Mr. Lazaran. The stock options are exercisable at the exercise price of $3.75 per share until March 31, 2031. The stock options vest 50% on November 16, 2023 and 50% vest on November 16, 2024.

Employment Agreement with Richard A. Wright

On March 30, 2016, we entered into an employment agreement dated effective March 1, 2016 with Richard A. Wright, who was the vice-president, secretary, treasurer and director of our company at that time, pursuant to which Mr. Wright agreed to perform such duties as are regularly and customarily performed by the vice president, secretary and treasurer of a corporation, and any other duties consistent with Mr. Wright's position in our company. Pursuant to the terms of the employment agreement, we agreed to (i) pay Mr. Wright $14,000 per month or such other amount as may be determined by our board of directors from time to time; and (ii) issue to Mr. Wright 1,500,000 shares of our Series C Preferred Stock (issued effective as of March 31, 2016). We also agreed that each of the following events constitute a "Negotiated Trigger Event" as defined in the Certificate of Designation for the Series C Preferred Stock: (i) the occurrence of a change of control event; (ii) the death of Mr. Wright; and (iii) the termination of the employment agreement for any reason.

In addition, Mr. Wright was entitled to participate in all of our employee benefit plans provided by our company to our senior officers. If we did not provide such plans at any time, we agreed to reimburse Mr. Wright for the reasonable cost of any such plans obtained privately. We also agreed to (i) provide Mr. Wright with a vehicle leased in our company's name, with lease payments not exceeding $700/month or such other amount as may be determined by our board of directors; (ii) pay Mr. Wright an allowance of $5,000 per month or such other amount as may be determined by our board of directors, which may be used by Mr. Wright as he sees fit, including without limitation, the funding of non-qualified retirement plans; (iii) reimburse Mr. Wright for any expenses that he incurs in connection with his duties under his employment agreement. Mr. Wright was entitled each year to five weeks' paid vacation, in addition to weekends and statutory holidays, to be taken in installments of no more than three consecutive weeks of paid time off.

The initial term of the employment agreement with Mr. Wright was three years and, on the third anniversary of the effective date of the employment and on each annual anniversary date thereafter, the term of the employment agreement was to automatically be extended by one additional year unless either party gives 90 days' written notice to the other of its intention not to renew the employment agreement.

On April 3, 2020, we granted 16,667 stock options to Mr. Wright. The stock options are exercisable at the exercise price of $7.95 per share until April 2, 2030 and vested as to 50% on the date of grant and 50% on the one-year anniversary of the date of grant.

On April 30, 2020, we granted an award of 13,333 shares of our common stock to Mr. Wright. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vested on the one-year anniversary of the date of grant.

On March 31, 2021, we granted 16,667 stock options to Mr. Wright. The stock options are exercisable at the exercise price of $16.35 per share until March 31, 2031. The stock options vested as to 50% on the date of grant and 50% on the one-year anniversary of the date of grant.

On March 31, 2021, we granted an award of 10,000 shares of our common stock to Mr. Wright. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vested on the one-year anniversary of the grant date.

On November 11, 2021, we granted an award of 26,667 shares of our common stock to Mr. Wright. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan. These shares vested on January 15, 2022.

On April 25, 2022, we entered into a new employment agreement dated effective April 25, 2022 with Mr. Wright, pursuant to which Mr. Wright agreed to perform such duties as are regularly and customarily performed by the president and chief executive officer of a corporation, and any other duties consistent with Mr. Wright's position in our company. Pursuant to the terms of the employment agreement, we agreed to pay Mr. Wright $275,000 annually or such other amount as may be determined by our board of directors from time to time.

In addition, Mr. Wright was entitled to participate in all of our employee benefit plans provided by our company to our senior officers. If we did not provide such plans at any time, we agreed to reimburse Mr. Wright for the reasonable cost of any such plans obtained privately. We also agreed to (i) provide Mr. Wright with a $750 per month automobile allowance during the term of the employment agreement; and (ii) reimburse Mr. Wright for any expenses that he incurs in connection with his duties under his employment agreement. Mr. Wright was entitled in each year to five weeks' paid vacation, in addition to weekends and statutory holidays, to be taken in installments of no more than two consecutive weeks of paid time off.

On June 2, 2022, our company and its subsidiary entered into a Separation Agreement and Release of All Claims (the "Separation Agreement") with Mr. Wright.

The Separation Agreement provides, among other things, the following:

1. The parties agreed that Mr. Wright voluntarily resigned from his employment with our company effective as of June 2, 2022 (the "Separation Date") and resigned from any and all director and officer positions that he held with our company and its subsidiaries;

2. We agreed with Mr. Wright that Mr. Wright's employment with our company ended effective as of the Separation Date and the employment agreement dated April 25, 2022 with Mr. Wright is of no further force and effect as of the Separation Date except for certain sections of the employment agreement, including the extension of the non-competition provision of the employment agreement by one year to a total of two years so long as Mr. Wright is receiving, or has received in the event of a "Change of Control" (as defined below), the severance benefits described in paragraph 3 below;

3. Provided that Mr. Wright does not revoke the Separation Agreement as provided in the Separation Agreement, we agreed to pay Mr. Wright the total severance sum of $550,000.08 payable as follows: (1) a single payment of $275,000.04 (the "Lump Sum Payment") less all applicable deductions and withholdings payable within three days after the conclusion of the revocation period described the Separation Agreement; and (2) 24 full months of severance (the "Severance Period") at the rate of $11,458.33 per month (each, a "Monthly Separation Payment"). The Monthly Separation Payments will be less all applicable deductions and withholdings. The Monthly Separation Payments for the Severance Period began July 5, 2022 (the first pay period pay date following the expiration of the revocation period provided in the Separation Agreement). The Monthly Separation Payments will be paid ratably pursuant to our current and normal payroll cycle. Notwithstanding the foregoing, in the event our company is sold or undergoes a Change of Control prior to the end of the Severance Period, we agreed that the balance of the unpaid amounts will be paid in a lump sum within five days of the Change of Control. A "Change of Control" means a sale of substantially all of our assets or a sale of 50% or more of stock;

4. We agreed to reimburse Mr. Wright for his legal expenses in connection with the preparation and negotiation of the Separation Agreement up to a maximum of $25,000;

5. We agreed to maintain or provide Mr. Wright and family (to the extent currently covered) his current health insurance plan or the equivalent thereto at no cost to Mr. Wright from the Separation Date until May 31, 2024. We agreed that such health insurance will be coverage under our group health insurance plan, as amended from time to time, or comparable coverage. In the event our company is sold or undergoes a Change of Control prior to May 31, 2024 (as applicable, the "Trigger Date"), we agreed to pay Mr. Wright a lump sum amount equal to the monthly COBRA premium for continuation coverage under our group health plan multiplied by the number of months remaining from the Change of Control date until May 31, 2024 and Mr. Wright will be terminated from our group health insurance plan as of the Trigger Date;

6. With respect to (a) 16,667 stock options granted to Mr. Wright under that certain Stock Option Agreement dated March 31, 2021 and (b) 16,667 stock options granted to Mr. Wright under that certain Stock Option Agreement dated April 3, 2020 (collectively, the "Wright Options"), notwithstanding the provisions of the agreements governing the Wright Options, including his termination of Continuous Service as defined in the 2020 Equity Incentive Plan, and as compensation to Mr. Wright under the Separation Agreement, we agreed that Mr. Wright is entitled to exercise part or all of the Wright Options at any time after the Separation Date until May 31, 2024 and the Wright Options will expire on May 31, 2024;

7. In the event we reprice any employee stock options during the two year period after the termination date, we agreed that Mr. Wright's stock options will receive the same repricing treatment; and

8. On June 10, 2022, we granted an award of 6,667 shares of our common stock as a "restricted award" under our 2020 Equity Incentive Plan to Mr. Wright pursuant to the Separation Agreement. These shares vested as of June 10, 2022.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

Other than as described above, we have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or named executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or named executive officers, or a change in control of our company or a change in our directors' or named executive officers' responsibilities following a change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of March 31, 2023:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un- exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Frank Chessman	Nil	16,400	Nil	$7.80	October 07, 2023	Nil	Nil	Nil	Nil
	Nil	20,000	Nil	$7.95	April 2, 2030	Nil	Nil	Nil	Nil
	Nil	13,333	Nil	$16.35	March 31, 2031	Nil	Nil	Nil	Nil
	Nil	33,333	Nil	$7.65	August 23, 2032	Nil	Nil	Nil	Nil
	Nil	25,000	25,000	$3.75	November 16, 2032	25,000	Nil	Nil	Nil
David A. Guarino	Nil	10,000	Nil	$7.95	April 2, 2030	Nil	Nil	Nil	Nil
	Nil	13,333	Nil	$16.35	March 31, 2031	Nil	Nil	Nil	Nil
	Nil	16,666	Nil	$7.65	August 23, 2032	16,666	Nil	Nil	Nil
	Nil	6,666	Nil	$3.75	November 16, 2032	6,666	Nil	Nil	Nil
Frank Lazaran	Nil	6,666	3,333	$7.95	April 2, 2030	3,333	Nil	Nil	Nil
	Nil	3,333	3,333	$16.35	March 31, 2031	3,333	Nil	Nil	Nil
	Nil	66,666	66,666	$6.42	July 29, 2032	66,666	Nil	Nil	Nil
	Nil	11,666	11,666	$3.75	November 16, 2032	11,666	Nil	Nil	Nil
Richard A. Wright	Nil	16,667	Nil	$7.95	April 2, 2030	Nil	Nil	Nil	Nil
	Nil	16,667	Nil	$16.35	March 31, 2031	Nil	Nil	Nil	Nil

Compensation of Directors

The particulars of compensation paid to our directors who are not named executive officers for the fiscal year ended March 31, 2023 are set out in the following director compensation table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Aaron Keay(9)	30,000(2)	187,500(1)	Nil	Nil	Nil	Nil	217,500
Brian Sudano	Nil	25,000(3)	45,000(4)	Nil	Nil	Nil	70,000
David Rauch(10)	Nil	25,000(5)	22,000(6)	Nil	Nil	Nil	47,000
Ronald DaVella(11)	Nil	16,000(7)	16,000(8)	Nil	Nil	Nil	32,000

Note:

(1)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 750,000 pre-split shares of our common stock as "restricted awards" effective November 16, 2022 (valued at $187,500).

(2)	Consists of director fees.

(3)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 100,000 pre-split shares of our common stock as "restricted awards" effective November 16, 2022 (valued at $25,000).

(4)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 100,000 pre-split option awards effective August 23, 2022 (valued at $45,000).

(5)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 100,000 pre-split shares of our common stock as "restricted awards" effective November 16, 2022 (valued at $25,000).

(6)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 100,000 pre-split option awards effective November 16, 2022 (valued at $25,000).

(7)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 100,000 pre-split shares of our common stock as "restricted awards" effective March 29, 2023 (valued at $16,000).

(8)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 100,000 pre-split option awards effective March 29, 2032 (valued at $16,000).

(9)	Effective March 13, 2023, Aaron Keay resigned as a director of our company and Chairman of our board of directors.

(10)	On November 16, 2022, we appointed David Rauch as a director of our company.

(11)	On March 17, 2023, we appointed Ronald DaVella as a director of our company.

On August 23, 2022, we granted stock options to purchase an aggregate of 6,667 shares to Brian Sudano, a director of our company. 3,333 of these options will vest on August 23, 2023 and 3,334 of these options will vest on August 23, 2024.

On November 16, 2022, we granted an award of 50,000 shares to Aaron Keay, a former director of our company. 25,000 of these shares vested immediately on November 16, 2022 and 25,000 of these shares vested on May 16, 2023. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan.

On November 16, 2022, we granted an award of 6,667 shares to Brian Sudano, a director of our company. 3,333 of these shares vested immediately on November 16, 2022 and 3,334 of these shares vested on May 16, 2023. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan.

On November 16, 2022, we granted an award of 6,667 shares to David Rauch, a director of our company. 3,333 of these shares vested on May 16, 2023 and 3,334 of these shares will vest on November 16, 2023. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan.

On November 16, 2022, we granted stock options to purchase an aggregate of 6,667 shares to David Rauch, a director of our company. 3,333 of these options will vest on November 16, 2023 and 3,334 of these options will vest on November 16, 2024.

On March 29, 2023, we granted an award of 6,667 shares to Ronald DaVella, a director of our company. 3,333 of these shares will vest on September 29, 2023 and 3,334 of these shares will vest on March 29 2024. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan.

On March 29, 2023, we granted stock options to purchase an aggregate of 6,667 shares to Ronald DaVella, a director of our company. 3,333 of these options will vest on March 29 2024 and 3,334 of these options will vest on March 29, 2025.

We have no formal plan for compensating our directors for their services in their capacity as directors. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on their behalf other than services ordinarily required of a director.

Transactions with Related Persons

Other than as disclosed below, there has been no transaction, since April 1, 2021, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds $120,000, being the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

(a)	any director, director nominee or executive officer of our company;

(b)	any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities;

(c)

any person who acquired control of our company when it was a shell company or any person that is part of a group, consisting of two or more persons that agreed to act together for the purpose of acquiring, holding, voting or disposing of our common stock, that acquired control of our company when it was a shell company; and

(d)	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

On July 6, 2021, we issued 1,000,000 subscription receipts to Klutch Financial Corp., a company wholly owned by Aaron Keay, our former director and chairman, at a price of $1.05 per subscription receipt for total gross proceeds of $1,050,000 pursuant to a private placement of our company completed on July 6, 2021. On September 30, 2021, we issued 1,000,000 units of our company upon conversion of these subscription receipts. Each unit consisted of one share of our common stock and one transferable share purchase warrant. Each warrant entitles the holder thereof to acquire one share of our common stock until July 6, 2024 at a price of $1.25 per share. The conversion of the subscription receipts was the result of our company satisfying the escrow release condition, which was the receipt by our company of an ordinary resolution of our stockholders approving the private placement and the issuance of the securities thereunder.

Compensation for Named Executive Officers, Directors and Nominees

On November 11, 2021, we granted an award of 3,333 shares of our common stock to Brian Sudano, a director of our company. These shares vested on January 15, 2022. On November 11, 2021, we granted an award of 26,667 shares of our common stock to Aaron Keay, a former director of our company. These shares vested on January 15, 2022. We granted these shares as "restricted awards" under our 2020 Equity Incentive Plan.

For additional information regarding compensation for our named executive officers and directors, see "Executive Compensation".

Proposal 2
Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Stockholder ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of Prager Metis CPAs, LLC to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Prager Metis CPAs, LLC are not expected to be present at the annual meeting. However, we will provide contact information for Prager Metis CPAs, LLC to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Our board of directors recommends that you vote FOR the ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Fees Paid to Our Independent Registered Public Accounting Firms

The following table sets forth the fees billed to our company for the years ended March 31, 2023 and 2022 for professional services rendered by Prager Metis CPAs, LLC:

Fees	2023	2022
Audit Fees	$248,140	135,000
Audit Related Fees	6,500	-
Tax Fees
Other Fees		39,265

Other fees for the years ended March 31, 2023 and 2022 were for quarterly reviews, consents for registration statements and comfort letters.

Pre-Approval Policies and Procedures

Our audit committee reviews and pre-approves all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our audit committee before the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Prager Metis CPAs, LLC and believes that the provision of services for activities unrelated to the audit is compatible with maintaining its independence.

Our board of directors recommends that you vote FOR the ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Proposal 3
Approval of Increase in the Number of Shares of Common Stock Available for Grant of Non-Stock
Option Awards under Our 2020 Equity Incentive Plan by 10,000,000 Shares

At the annual meeting, our stockholders will be asked to approve the increase in the number of shares of common stock available for grant of non-stock option awards under our 2020 Equity Incentive Plan by 10,000,000 shares.

Pursuant to our 2020 Equity Incentive Plan, we may grant stock options to acquire up to a maximum of 600,000 shares of our common stock and non-stock option awards to acquire up to a maximum of 643,333 shares of our common stock. As of the date of this proxy statement, our company has granted 204,645 of the 600,000 shares available for stock option grants and 428,378 of the 643,333 shares available for non-stock option grants. Our company uses the grant of stock options and non-stock option awards to attract, retain and reward its directors, officer, employees and consultants in order to contribute to our company's long term success and to provide incentive to align the interests of our company and our stockholders with our directors, officers, employees and consultants.

On November 1, 2023, our board of directors amended our 2020 Equity Incentive Plan to increase the number of shares of common stock available for the grant of non-stock awards by 10,000,000 shares, subject to and effective upon receipt of our stockholders' approval. Accordingly, we are asking our stockholders' approval for this proposal.

For a description of our 2020 Equity Incentive Plan, see Schedule "D" attached to this proxy statement.

Our board of directors recommends that you vote FOR the approval of the increase in the number of shares of common stock available for grant of non-stock option awards under our 2020 Equity Incentive Plan by 10,000,000 shares.

Grants of Awards

As of October 31, 2023, the following persons or group of persons held the following number of stock options and non-option awards of our company.

Group	Number of Shares of Our Common Stock Subject to Stock Options	Number of Shares of Our Common Stock Subject to Non-Stock Option Awards
Frank Chessman Chief Executive Officer and President	108,067	0
David A. Guarino Chief Financial Officer, Secretary, Treasurer and Director	46,667	0
Frank Lazaran Former President, Chief Executive Officer and Current Director	88,333	0
All current executive officers as a group (2 persons)	154,733	0
All current directors who are not executive officers as a group (3)	118,333	10,000
Richard A. Wright Former President, Chief Executive Officer, Vice-President, Chief Operating Officer and Director	33,333	0
All employees, excluding executive officers, as a group	137,527	0

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of March 31, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2013 Equity Incentive Plan)(1)(2)	103,927	$13.76	Nil
Equity compensation plans approved by security holders (2018 Stock Option Plan)(3)	124,422	$7.95	Nil
Equity compensation plans approved by security holders (2020 Stock Option Plan)(4)	428,378	$8.90	124,267
Equity compensation plans not approved by security holders	Nil	N/A	Nil
Total	656,727	$9.49	124,267

(1) Effective October 7, 2013, our board of directors adopted and approved our 2013 equity incentive plan. The plan was approved by a majority of our stockholders on October 7, 2013. On October 31, 2014, our board of directors amended our 2013 equity incentive plan to, among other things, increase the number of shares of stock of our company available for the grant of awards under the plan from 1,333,333 shares to 2,333,333 shares. The purpose of the plan is to (a) enable our company and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our company's long-range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of our company; and (c) promote the success of our company's business. Effective as of December 30, 2015, we effected a 50-for-1 reverse stock split of our authorized and issued and outstanding shares of common stock which decreased the number of shares of stock of our company available for the grant of awards under the plan from 2,333,333 shares to 46,667 shares. Effective as of January 20, 2016, our board of directors amended the plan to increase the number of shares of stock of our company available for the grant of awards under the plan from 46,667 to 513,333. The plan enabled us to grant awards of a maximum of 513,333 shares of our stock and awards that may be granted under the plan included incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards, and performance compensation awards.

(2)  Our 2013 equity incentive plan has been suspended in connection with our application to list our common stock on the TSX Venture Exchange, but the suspension does not affect any awards, including any stock options, already granted under the plan.

(3) On April 25, 2018, our board of directors adopted the 2018 Stock Option Plan, pursuant to which we may grant stock options to acquire up to a total of 344,775 shares of our common stock, including any other shares of our common stock which may be issued pursuant to any other stock options granted by our company outside the plan. We adopted the plan in connection with our application to list our common stock on the TSX Venture Exchange. The purpose of the plan is to retain the services of valued key employees and consultants of our company and such other persons as our board of directors selects, and to encourage such persons to acquire a greater proprietary interest in our company, thereby strengthening their incentive to achieve the objectives of our stockholders, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by our board of directors.

(4) Effective February 28, 2020 our board of directors adopted and approved our 2020 Equity Incentive Plan, pursuant to which we may grant stock options to acquire up to a maximum of 600,000 shares of our common stock and non-stock option awards to acquire up to a maximum of 110,000 shares of our common stock. The plan was approved by a majority of our stockholders on March 30,2020. On April 28, 2020, our board of directors amended our 2020 Equity Incentive Plan to remove the requirement that the company obtain the acceptance of the plan by the TSX Venture Exchange prior to granting any awards under the plan. On September 29, 2021, our board of directors amended our 2020 Equity Incentive Plan to increase the number of shares of common stock available for grant of non-stock awards by 3,000,000, and our stockholders approved this amendment on September 29, 2021. On August 1, 2022, our board of directors amended our 2020 Equity Incentive Plan to increase the number of shares of common stock available for grant of non-stock awards by 333,333 shares, subject to and effective upon receipt of our stockholders' approval, and our stockholders approved this amendment on September 27, 2022. The purpose of our 2020 Equity Incentive Plan is to: (i) enable our company and any affiliate of our company to attract and retain the types of employees, consultants, directors and such other persons as the plan administrator may select who will contribute to our company's long range success; (ii) provide incentives that align the interests of employees, consultants, directors and such other persons as the plan administrator may select with those of our company's stockholders; and (iii) promote the success of our company's business. Under the plan, either stock options or non-stock option awards may be granted. A non-stock option award mean a right granted to an award recipient under the plan, which may include the grant of stock appreciation rights, restricted awards, performance compensation awards or other equity-based awards.

Proposal 4

Approval of Amendment of Our Articles of Incorporation to

Increase the Number of Authorized Shares of Our Common Stock from 13,333,333 to 100,000,000

Our board of directors is asking our stockholders to approve an amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 13,333,333 to 100,000,000. On November 1, 2023, our board of directors proposed the amendment of our articles of incorporation to change the first paragraph of Article 3 thereof so that, as amended, the first paragraph of said article will be and read substantially as follows:

The aggregate number of shares that the Corporation will have authority to issue is 200,000,000, of which 100,000,000 shares will be common stock, with a par value of $0.001 per share ("Common Stock"), and 100,000,000 shares will be preferred stock, with a par value of $0.001 per share ("Preferred Stock").

Effective April 5, 2023, we effected a fifteen for one reverse stock split of our authorized and issued and outstanding shares of common stock. As a result of the reverse stock split, the number of authorized shares of common stock of our company decreased from 200,000,000 to 13,333,333 and the number of issued and outstanding shares of common stock of our company decreased correspondingly. Accordingly, our articles of incorporation currently provide for authorized capital stock consisting of 13,333,333 shares of common stock, with a par value of $0.001 per share, and 100,000,000 shares of preferred stock, with a par value of $0.001 per share. As of October 31, 2023, we had 13,023,760 shares of our common stock issued and outstanding. As of October 31, 2023, we had 477,216 stock options and 153,667 share purchase warrants outstanding.

Our board of directors believes that it is necessary and prudent to amend our articles of incorporation to increase the number of authorized shares of our common stock from 13,333,333 to 100,000,000 to allow us to issue additional shares of our common stock for the purposes described below, and for any other lawful purpose.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

Our board of directors recommends that you vote FOR the approval of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

Purpose and Effect of the Increase in the Number of Authorized Shares of Our Common Stock

Our board of directors believes that an increase in the number of authorized shares of our common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. The increased reserve of shares available for issuance would give us the flexibility of using our common stock to raise capital and/or as consideration in acquiring other businesses.

The increased reserve of shares available for issuance may also be used to facilitate public or private financings. If sufficient operating funds cannot be generated by operations, we may need to, among other things, issue and sell our common stock, or securities convertible into our common stock, in private transactions. Such transactions might not be available on terms favorable to us, or at all. We may sell our common stock at prices less than the public trading price of our common stock at the time, and we may grant additional contractual rights to purchase our common stock not available to other holders of our common stock, such as warrants to purchase additional shares of our common stock or anti-dilution protections.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plan for grants to our directors, officers, employees and consultants, and those of our subsidiaries. Our board of directors believes that it is critical to incentivize our directors, officers, employees and consultants, and those of our subsidiaries through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions if we grant options to the employees of the acquired companies. Our board of directors believes that our ability to achieve our growth strategy may be impaired without additional authorized shares of our common stock that could be used to provide such equity incentives.

The flexibility given to our board of directors to issue additional shares of our common stock could also have an anti-takeover effect and enhance our ability to negotiate on behalf of our stockholders in a takeover situation. The authorized but unissued shares of our common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of this proposal could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices. The increase in our authorized capital stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of our company.

The availability of additional shares of our common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If this proposal is approved by our stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of our common stock, except as may be required by applicable laws or rules.

The possible future issuance of shares of equity securities consisting of our common stock or securities convertible into our common stock could affect our current stockholders in a number of ways, including the following:

  diluting the voting power of our current stockholders;
  diluting the market price of our common stock, to the extent that the shares of our common stock are issued and sold at prices below current trading prices of our common stock, or if the issuance consists of equity securities convertible into our common stock, to the extent that the securities provide for the conversion into our common stock at prices that could be below current trading prices of our common stock;
  diluting the earnings per share and book value per share of the outstanding shares of our common stock; and
  making the payment of dividends on our common stock potentially more expensive.

Effective Date of Increase in the Number of Authorized Shares of Our Common Stock

If the proposal to amend our articles of incorporation to increase the number of authorized shares of our common stock from 13,333,333 to 100,000,000 is approved by our stockholders, we have to file a certificate of amendment with the Nevada Secretary of State to effect the amendment of our articles of incorporation. If we obtain stockholder approval of this proposal, we intend to file the certificate as soon as practicable.

Our board of directors reserves, notwithstanding stockholder approval of this proposal, the right not to proceed with the amendment of our articles of incorporation to increase the number of authorized shares of our common stock without further action by our stockholders at any time before the effective date of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

Interest of Certain Persons in Matters to be Acted Upon

No director or executive officer of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than the election of directors and the approval of the increase in the number of shares of common stock available for grant of non-stock option awards under our 2020 Equity Incentive Plan by 10,000,000 shares.

"Householding" of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra convenience for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of the proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request "householding" of their communications should contact their brokers.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later July 4, 2024. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year's annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to The Alkaline Water Company Inc., 8541 E Anderson Drive, Suite 100, Scottsdale, Arizona 85255, Attention: David A. Guarino.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission's website at www.sec.gov.

Other Matters

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the person named on the proxy to vote the shares represented by the proxy on such matters in accordance with his judgment.

By Order of the Board of Directors

/s/ Frank Chessman

Frank Chessman

President and Chief Executive Officer

November 1, 2023

SCHEDULE "A"

AUDIT COMMITTEE CHARTER

Mandate

The primary function of the audit committee (the "Committee") is to assist the Board of Directors ("Board") in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by The Alkaline Water Company Inc. (the "Company") to regulatory authorities and shareholders, the Company's systems of internal controls regarding finance and accounting and the Company's auditing, accounting and financial reporting processes.  The Committee's primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company's financial reporting and internal control system and review the Company's financial statements;

  oversee the Company's accounting and financial reporting processes and the preparation and auditing of the Company's financial statements;

  review and appraise the performance of the Company's external auditor; and

  provide an open avenue of communication among the Company's auditor, financial and senior management and the Board.

Composition

The Committee shall be comprised of at least three members as determined by the Board. Each member of the Committee shall be a member of the Board, who shall be an "independent" director as specified by all applicable legislation and regulations except as permitted by applicable securities regulatory guidelines (including applicable exemptions while the Company is a "venture issuer" (as defined in National Instrument 52-110 Audit Committees ("NI 52-110")). If the Company is a "venture issuer", then, subject to the exemptions contemplated under NI 52-110, the Committee must be comprised of members, a majority of whom are not executive officers, employees or control persons of the Company or of an affiliate of the Company (as contemplated in NI 52-110). If the Company is listed on the TSX Venture Exchange, then the Committee must be comprised of members, a majority of whom are not officers, employees or control persons of the Company or any of associates or affiliates of the Company (as such terms are defined in the policies of the TSX Venture Exchange). A quorum of the Committee shall be a majority of the members. In the event of an equality of votes, the Chair of the Committee shall not have a second casting vote.

Each member of the Committee must be financially literate as determined by the Board and as required by applicable securities legislation.

The Board shall appoint members to the Committee. The members of the Committee shall be appointed for one-year terms or such other terms as the Board may determine and shall serve until a successor is duly appointed by the Board or until the member's earlier death, resignation, disqualification or removal. The Board may remove any member from the Committee at any time with or without cause. The Board shall fill Committee member vacancies by appointing a member from the Board. If a vacancy on the Committee exists, the remaining members shall exercise all the Committee's powers so long as a quorum exists. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least four times annually, or more frequently as circumstances dictate or as may be prescribed by securities regulatory requirements.  As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer (the "CFO") and the external auditor in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1. Documents/Reports

(a) review and update, if applicable or necessary, this Audit Committee Charter annually;

(b) review with management and the independent auditor the Company's annual and interim financial statements, management's discussion and analysis, any annual and interim earnings press releases and any reports or other financial information to be submitted to any governmental and/or regulatory body, or the public, including any certification, report, opinion, or review rendered by the external auditor for the purpose of recommending their approval to the Board prior to their filing, issue or publication.  The Chair of the Committee may represent the entire Committee for purposes of this review in circumstances where time does not allow the full Committee to be available;

(c) review analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgements made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(d) review the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company;

(e) review policies and procedures with respect to directors' and officers' expense accounts and management perquisites and benefits, including their use of corporate assets and expenditures related to executive travel and entertainment, and review the results of the procedures performed in these areas by the external auditor, based on the terms of reference agreed upon by the external auditor and the Committee; and

(f) ensure that adequate procedures are in place for the review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements, as well as review any financial information and earnings guidance provided to analysts and rating agencies, and periodically assess the adequacy of those procedures.

2. External Auditor

(a) review annually, the performance of the external auditor who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company;

(b) obtain annually, a formal written statement of the external auditor setting forth all relationships between the external auditor and the Company;

(c) review and discuss with the external auditor any disclosed relationships or services that may have an impact on the objectivity and independence of the external auditor;

(d) take, or recommend that the Board take, appropriate action to oversee the independence of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

(e) recommend to the Board the selection and, where applicable, the replacement of the external auditor nominated annually for shareholder approval;

(f) recommend to the Board the compensation to be paid to the external auditor;

(g) at each meeting, where desired, consult with the external auditor, without the presence of management, about the quality of the Company's accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

(h) review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company;

(i) review with management and the external auditor the audit plan for the year-end financial statements; and

(j) review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company's external auditor.  The authority to pre-approve non-audit services may be delegated by the Committee to one or more independent members of the Committee, provided that such pre-approval must be presented to the Committee's first scheduled meeting following such pre-approval. Pre-approval of non-audit services is satisfied if:

(i) the aggregate amount of all the non-audit services that were not pre-approved is reasonably expected to constitute no more than 5% of the total amount of fees paid by the Company and subsidiaries to the Company's external auditor during the fiscal year in which the services are provided;

(ii) the Company or a subsidiary did not recognize the services as non-audit services at the time of the engagement; and

(iii) the services are promptly brought to the attention of the Committee and approved, prior to completion of the audit, by the Committee or by one or more of its members to whom authority to grant such approvals has been delegated by the Committee.

3. Financial Reporting Processes

(a) oversee an effective system of internal controls and procedures for the Company relating to the financial reporting process and disclosure of the financial results (the "Internal Controls");

(b) review with management the adequacy and effectiveness of the Company's Internal Controls, including any significant deficiencies or material weaknesses in the design or operation of the Internal Controls and determine if any special steps must be adopted by the Auditor during its audit in light of any such deficiencies or weaknesses;

(c) review management's roles, responsibilities and performance in relation to the Internal Controls;

(d) review, discuss and investigate: (a) any alleged fraud involving the Company's management or employees in relation to the Internal Controls, including management's response to any allegations of fraud; (b) implement corrective and disciplinary action in cases of proven fraud; and (c) determine if any special steps must be adopted by the auditor during its audit in light of any proven fraud or any allegations of fraud;

(e) review and discuss with the Chief Executive Officer (the "CEO") and CFO, or those officers who perform the duties similar to a CEO or CFO, the steps taken to complete the required certifications of the annual and interim filings with applicable securities commissions;

(f) in consultation with the external auditor, review with management the integrity of the Company's financial reporting process, both internal and external;

(g) consider the external auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting;

(h) consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the external auditor and management;

(i) review significant judgments made by management in the preparation of the financial statements and the view of the external auditor as to appropriateness of such judgments;

(j) following completion of the annual audit, review separately with management and the external auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

(k) review any significant disagreement among management and the external auditor in connection with the preparation of the financial statements;

(l) review with the external auditor and management the extent to which changes and improvements in financial or accounting practices have been implemented;

(m) review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

(n) review certification process;

(o) establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(p) establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4. Other

(a) review any material related party transactions;

(b) engage independent counsel and other advisors as it determines necessary to carry out its duties; and

(c) to set and pay compensation for any independent counsel and other advisors employed by the Committee.

5. No Rights Created

This Charter is a broad policy statement and is intended to be part of Committee's flexible governance framework. While this Charter should comply with all applicable laws, regulations and listing requirements and the Company's articles and by-laws, this Charter does not create any legally binding obligations on the Committee, the Board or the Company.

SCHEDULE "B"

COMPENSATION COMMITTEE CHARTER

Membership

The Compensation Committee (the "Committee") of the board of directors (the "Board") of The Alkaline Water Company Inc. (the "Company") shall consist of two or more directors. Each member of the Committee shall be independent in accordance with applicable laws and the rules of the any stock exchange upon which the Company's securities are listed.

The members of the Committee shall be appointed by the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation, removal or death. The Board may remove any member from the Committee at any time with or without cause.

Purpose

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the review and determination of executive compensation.

Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

• to review and approve annually the corporate goals and objectives applicable to the compensation of the chief executive officer ("CEO"), evaluate at least annually the CEO's performance in light of those goals and objectives, and determine and approve the CEO's compensation level based on this evaluation;

• to review and make recommendations to the Board regarding the compensation of all other executive officers;

• to review and make recommendations to the Board regarding incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval of such plans by the stockholders of the Company;

• to review and discuss with management the Company's Compensation Discussion and Analysis ("CD&A") and the related executive compensation information, recommend that the CD&A and related executive compensation information be included in the Company's annual report on Form 10-K and proxy statement, and produce the compensation committee report on executive officer compensation required to be included in the Company's proxy statement or annual report on Form 10-K;

• to review and make recommendations to the Board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;

• to determine stock ownership guidelines for the CEO and other executive officers and monitor compliance with such guidelines;

• to review and make recommendations to the Board regarding all employee benefit plans for the Company, which includes the ability to adopt, amend and terminate such plans;

• to review the Company's incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk;

• to review and recommend to the Board for approval the frequency with which the Company will conduct say on pay votes, taking into account the results of the most recent stockholder advisory vote on frequency of say on pay votes required by Section 14A of the Securities Exchange Act of 1934, and review and approve the proposals regarding the say on pay vote and the frequency of the say on pay vote to be included in the Company's proxy statement; and

• to review all director compensation and benefits for service on the Board and any committees of the Board at least once a year and to recommend any changes to the Board as necessary.

Outside Advisors

The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation, and oversee the work, of the compensation consultant. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of its outside legal counsel and other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside legal counsel and any other advisors. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of its compensation consultant, legal counsel or other advisor to the compensation committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter.

The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the following factors:

• the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

• the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

• the policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;

• any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

• any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

• any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet at least one time a year at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee may invite such members of management to its meetings as it deems appropriate. However, the Committee shall meet regularly without such members present, and in all cases the CEO and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

C-1

SCHEDULE "C"

BOARD OF DIRECTOR NOMINATION PROCESS

(adopted September 4, 2018)

The Alkaline Water Company Inc. (the "Company") and its Board of Directors (the "Board") has determined that director nominees will be recommended for the Board's selection by a majority of the Company's independent directors in a vote in which only the independent directors participate, and to have the full Board participate in the consideration of board of director nominees.

In general, when the Board determines that expansion of the board or replacement of a director is necessary or appropriate, the Company's independent directors will be responsible for identifying one or more candidates to fill such directorship, investigating each candidate, evaluating his/her suitability for service on the Board and recommending for selection suitable candidates for nomination to the Board.

The Company's independent directors are authorized to use any methods they deems appropriate for identifying candidates for Board membership, including recommendations from current members of the Board, senior management or other third parties (including recommendations from stockholders). The Company's independent directors may engage outside search firms to identify suitable candidates.

The Company's independent directors are also authorized to engage in whatever investigation and evaluation processes it deems appropriate, including a thorough review of the candidate's background, characteristics, qualities and qualifications, and personal interviews with all or some of the Company's independent directors, the Company's management or one or more other members of the Board. While diversity may contribute to an evaluation, it is not considered by the Board as a separate or independent factor in identifying board of director nominees.

In formulating its recommendation, the Company's independent directors will consider not only the findings and conclusions of the investigation and evaluation process, but also the current composition of the Board; the diversity of the board, including gender diversity; the attributes and qualifications of serving members of the Board; additional attributes, capabilities or qualifications that should be represented on the Board; and whether the candidate could provide those additional attributes, capabilities or qualifications. The Company's independent directors will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of serving as a member of the Board.

Stockholders desiring to suggest a candidate for consideration must do so in accordance with the Company's bylaws and applicable securities laws, and should send a letter to the Company's Chief Financial Officer at the Company's principal office located at 8541 E. Anderson Drive, Suite 100, Scottsdale, AZ, USA 85255. Candidates recommended by the Company's stockholders will be considered in the same manner as other candidates.

In considering whether to recommend directors who are eligible to stand for reelection, the Company's independent directors may consider a variety of factors, including, without limitation, a director's contributions to the Board and ability to continue to contribute productively; attendance at Board and committee meetings and compliance with the Company corporate governance policies; whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for continued service on the Board; the independence of the director; and the nature and extent of the director's non-Company activities.

SCHEDULE "D"

DESCRIPTION OF 2020 EQUITY INCENTIVE PLAN

Description of Our 2020 Equity Incentive Plan

The following is a summary of the material features of our 2020 Equity Incentive Plan. The full text of our 2020 Equity Incentive Plan is attached to our proxy statement filed on March 2, 2020 with the Securities and Exchange Commission at www.sec.gov.

Purpose

The purpose of our 2020 Equity Incentive Plan is to: (i) enable our company and any affiliate of our company to attract and retain the types of employees, consultants, directors and such other persons as the plan administrator may select who will contribute to our company's long range success; (ii) provide incentives that align the interests of employees, consultants, directors and such other persons as the plan administrator may select with those of our company's stockholders; and (iii) promote the success of our company's business.

Administration

The plan administrator, which is currently our board of directors, administers our 2020 Equity Incentive Plan. The plan administrator has sole authority, in its absolute discretion, to (i) construe and interpret the plan; (ii) grant stock options and non-stock option awards (each, an "award") under the plan; (iii) determine the individuals to whom awards will be granted under the plan and whether an option is an incentive stock option or a non-qualified stock option; (iv) determine the number of shares of our common stock subject to award, the terms and conditions of each award, including the exercise price, medium of payment and vesting provisions, and to specify the provisions of the agreement with respect thereto.

Eligibility

Employees of our company or subsidiary who are subject to tax in the United States are eligible to receive incentive stock options. Subject to applicable laws, employees, consultants and directors of our company or subsidiary and such other persons as the plan administrator selects are eligible to receive awards that are not incentive stock options. As of October 31, 2023, there are approximately 11 persons eligible to receive awards.

Shares Subject to Our 2020 Equity Incentive Plan

Under the plan, the plan administrator is authorized to grant stock options to acquire up to a total of 600,000 shares of our company's common stock and non-stock option awards to acquire up to a maximum of 643,333 shares of our company's common stock.

Type of Awards

Under the plan, either stock options or non-stock option awards may be granted. Incentive stock options are stock options that qualify for certain favorable tax treatment under the U.S. tax laws. Non-qualified stock options are stock options that are not incentive stock options. The aggregate fair market value on the date of grant of our common stock with respect to which incentive stock options are exercisable for the first time by an optionee subject to tax in the United States during any calendar year must not exceed $100,000, or such other limit as may be prescribed by the Internal Revenue Code.

Non-stock option awards means a right granted to an award recipient under the plan, which may include the grant of stock appreciation rights, restricted awards, performance compensation awards or other equity-based awards.

A stock appreciation right is a right to receive, upon exercise, an amount payable in cash or shares of our common stock equal to the number of shares subject to the stock appreciation right that is being exercised multiplied by the excess of (i) the fair market value of one share on the date the award is exercised, over (ii) the exercise price specified in the stock appreciation right award agreement. Stock appreciation rights may be granted alone (a "free standing right"), or in tandem with an option.

A restricted award is an award of actual shares ("restricted stock") or hypothetical share units ("restricted stock units") having a value equal to the fair market value of an identical number of shares, which may, but need not, provide that such restricted award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the plan administrator determines. The plan administrator may also grant restricted stock units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award Agreement ("deferred stock units") Each restricted award is subject to the conditions set forth in the plan and to such other conditions not inconsistent with the plan as may be determined by the plan administrator and set out in the award agreement. The holder of restricted stock generally has the rights and privileges of a stockholder as to such restricted stock, including the right to vote and the right to receive dividends, provided that, any dividends must be withheld by us for the holder's account until the restrictions are released. A holder of restricted stock units or deferred stock units has no voting rights. At the discretion of the plan administrator, each restricted stock unit or deferred stock unit may be credited with cash and stock dividend equivalents paid by us in respect of one share.

The plan administrator has the authority, at the time of grant of any award (other than options and stock appreciation rights), to designate such award as a performance compensation award in order to qualify such award as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. The plan administrator may establish criteria and objectives formulas for the achievement of goals ("performance goals"), and set periods of time (a "performance period") over which the attainment of one or more performance goals will be measured. The plan administrator must designate within the first 90 days of a performance period, which individuals will be eligible to receive performance compensation awards for the attainment of performance goals in respect of such performance period. Following completion of a performance period, the plan administrator must review and certify whether, and to what extent, the performance goals for the performance period have been achieved, and performance compensation awards must be paid to the recipient as soon as practicable following such certification.

The plan administrator may grant other equity-based awards, either alone or in tandem with other awards, in such amounts and subject to such conditions as the plan administrator may determine in its sole discretion.

Award Price

The per share exercise price for an incentive stock option must not be less than the fair market value per share of our common stock on the date of grant. With respect to incentive stock options granted to a greater-than-ten percent stockholder of our company, the exercise price per share must not be less than 110% of the fair market value per share of our common stock on the date of grant. With respect to non-qualified stock options, the exercise price per share must be determined by the plan administrator at the time the stock option is granted.

The exercise price of a free standing right will be determined by the plan administrator, but will not be less than 100% of the greater of: (i) the fair market value of the shares underlying the free standing right on the date of grant, and (ii) the fair market value of the shares underlying the free standing right on the trading date immediately preceding the date of grant. A related right granted simultaneously with, or subsequent to, the grant of an option and in conjunction therewith or in the alternative thereto, will have the same exercise price as the related option, will be transferable only upon the same terms and conditions as the related option, and will be exercisable only to the same extent as the related option. However, a stock appreciation right, by its terms, will be exercisable only when the fair market value per share subject to the stock appreciation right and related option exceeds the exercise price per share thereof and no stock appreciation rights may be granted in tandem with an option unless the plan administrator determines that the applicable requirements of the plan are satisfied.

On October 31, 20223 the closing price of our common stock as reported by the Nasdaq Capital Market was $0.232 per share.

Duration of Stock Options and Stock Appreciation Rights

The expiration date of a stock option or stock appreciation right must not be later than 10 years from the date of grant; provided that the expiration date of any incentive stock option granted to a greater-than-ten percent stockholder of our company must not be later than five years from the date of grant.

Vesting Schedule

The vesting schedule for each award must be specified by the plan administrator at the time of grant prior to the provision of services with respect to which such award is granted. If no vesting schedule is specified at the time of grant by the plan administrator or in our 2020 Equity Incentive Plan, the award vests immediately.

The plan administrator may accelerate the vesting of one or more outstanding awards.

Term of Stock Option

Stock options that have vested but have not been exercised terminate upon the occurrence of the first of the following events, except as provided for in a stock option agreement: (i) the expiration of the option; (ii) the date of an optionee's termination of employment or contractual relationship with our company for cause; (iii) the expiration of three months from the date of an optionee's termination of employment or contractual relationship for any reason other than for cause, death or certain disability; and (iv) the expiration of one year from termination of an optionee's employment or contractual relationship by reason of death or certain disability. Stock options that have not vested terminate immediately upon the optionee's resignation from or our termination of employment or contractual relationship with our company for any reason whatsoever, including death or disability.

Transfer of Stock Options and Restricted Awards

The stock options granted under the plan may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution, and will not be subject to execution, attachment or similar process, provided, however, that subject to applicable laws, the optionee's heirs or administrators may exercise any portion of the outstanding vested stock options within one year of the optionee's death. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option contrary to the provisions of the plan, or upon the sale, levy or any attachment or similar process contrary to the rights and privileges conferred by the plan, such stock option will terminate and become null and void.

The restricted awards granted under the plan are subject to the terms of the applicable award agreement, which may, but need not, include that the restricted award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the plan administrator determines.

Securities Regulation and Tax Withholding

Stock options will not be granted and shares of our common stock will not be issued with respect to stock options unless the grant of such stock options, the exercise of such stock options and the issuance and delivery of such shares comply with all applicable laws. The optionee must pay to us promptly upon exercise of a stock option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes resulting upon exercise of a stock option or from a transfer or other disposition of shares of our common stock acquired upon exercise of a stock option or otherwise related to a stock option or shares of our common stock acquired in connection with a stock option.

Certain Corporate Transactions

If we are involved in a merger, consolidation, acquisition of property, reorganization, or liquidation, or we declare a dividend payable in, or subdivided, reclassify, reorganize, or combine our common stock, the plan administrator will, with respect to each outstanding stock option, proportionately adjust the number of shares of our common stock subject to such stock option and/or the exercise price per share so as to preserve the rights of the optionee substantially proportionate to the rights of the optionee prior to such event. Also to the extent such action includes an increase or decrease in the number of shares of our common stock, the number of shares available under the plan and the exercise price for such stock option will automatically be increased or decreased proportionately.

For greater certainty, the exercise price for any stock options and the number of shares of our common stock deliverable upon the exercise of the stock options will be subject to adjustment in the case of any capital reorganization or of any reclassification of the capital of our company, or in the case of the consolidation, merger or amalgamation of our company with or into any other company, each stock option will, after such event, confer the right to purchase the number of shares of our common stock or other securities of our company (or of the company resulting from such event) which the optionee would have been entitled to upon such event if the optionee had been a stockholder of our company at the time of such event.

Term of the Plan

The plan administrator may grant incentive stock options on or after the date on which the plan is adopted through the day immediately preceding the 10th anniversary of the date the plan is adopted. The plan administrator may grant non-qualified stock options on or after the date the plan is adopted and until the plan is terminated by our board of directors.

Amendment and Termination

The plan will terminate automatically on February 28, 2030. No award will be granted pursuant to the plan after such date, but awards granted before then may extend beyond that date. The plan administrator may suspend or terminate the plan at any earlier date in accordance with the terms of the plan. No awards may be granted under the plan while the plan is suspended or after it is terminated. Unless we determine to submit the section of the plan which sets out the plan's treatment of performance compensation awards and the definition of "Performance Goal" and "Performance Criteria" to the stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the plan was last approved by stockholders (or any earlier meeting designated by our board of directors), in accordance with the requirements of Section 162(m) of the Internal Revenue Code, and such stockholder approval is obtained, then no further performance compensation awards will be made to covered employees under the section of the plan which sets out the plan's treatment of performance compensation awards after the date of such annual meeting, but the plan may continue in effect for awards to award recipients not in accordance with Section 162(m) of the Internal Revenue Code.

The plan administrator may, subject to applicable laws, at any time modify or amend stock options granted under the plan, provided, however, that (i) no amendment with respect to an outstanding stock option which has the effect of reducing the benefits afforded to the optionee must be made over the objection of such optionee; (ii) the events triggering acceleration of vesting of outstanding stock options may be modified, expanded, or eliminated without the consent of the optionees; and (iii) the plan administrator may not increase the number of shares available for issuance on the exercise of incentive stock options without stockholder approval.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of our 2020 Equity Incentive Plan under the provisions of U.S. federal income tax laws currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax laws are subject to change at any time, possibly with retroactive effect. This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular participant and should not be so construed. The tax consequences to any particular participant will vary according to the status of that participant as an individual, trust, corporation or member of a partnership, the jurisdictions in which that participant is subject to taxation and, generally, according to that participant's particular circumstances. Each participant should consult his or her own tax advisor with respect to the income tax consequences applicable to such participant's own particular circumstances.

This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular holder of shares of our stock and should not be so construed. The tax consequences to any particular holder of shares of our stock will vary according to the status of that holder as an individual, trust, corporation or member of a partnership, the jurisdictions in which that holder is subject to taxation and, generally, according to that holder's particular circumstances. Each holder should consult the holder's own tax advisor with respect to the income tax consequences applicable to the holder's own particular circumstances.

Non-Qualified Stock Options

A non-statutory or non-qualified stock option is a stock option that does not meet the requirements of sections 421 through 422 of the Internal Revenue Code. A non-qualified stock option will be taxed in the hands of the optionee at the time of exercise. The optionee will recognize ordinary income for United States tax purposes in the amount of the fair market value (less whatever the optionee paid for the option) in the year of exercise. The optionee may recognize a capital gain or loss when the underlying shares of our common stock are sold. In calculating the gain or loss, the optionee's cost basis for the shares of our common stock will be the fair market value of the stock option when exercised.

Qualified Stock Options

The Internal Revenue Code provides special tax treatment for qualified stock options meeting the requirements of section 422 of the Internal Revenue Code, commonly called "incentive stock options".

If the stock option qualifies as an incentive stock option, the optionee will have no regular federal income tax liability upon its grant or upon its exercise. However, the excess, if any, of the fair market value of the underlying shares of our common stock on the date of exercise over their aggregate exercise price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the optionee to alternative minimum tax in the year of exercise.

Once the optionee exercises an incentive stock option, he or she must hold the underlying shares of our common stock for at least two years from the date the stock option was granted or at least one year from the date the stock option was exercised, whichever is later. If the shares of our common stock are sold after the hold period, any gain (or loss) will be taxed as a capital gain (or loss). On the other hand, if any of the shares of our common stock are sold during the hold period, any gain on the shares of our common stock that are sold will be taxed as ordinary income. Note that the balance of the shares of our common stock will continue to qualify for capital gains treatment if it is held until the expiration of the hold period.

Under section 422 of the Internal Revenue Code, incentive stock options must meet the following requirements:

(a) incentive stock options can entitle the employee to purchase shares of the employer corporation, its parent or its subsidiary, but not of a sister corporation of the employer corporation;

(b) incentive stock options can only be granted to an employee who, at the time of grant, does not own shares having more than 10 percent of the total combined voting power of all classes of stock of the employer corporation, its parent or any subsidiary; provided that this limitation will not apply if, at the time of the grant, the exercise price is at least 110 percent of the fair market value of the underlying stock, and the stock option is by its terms not exercisable for a period of more than five years from the date on which it is granted;

(c) generally, the exercise price of incentive stock options must be payable in cash, although this requirement is relaxed if the incentive stock option meets all of the requirements of section 422(b) of the Internal Revenue Code (thus making it possible for the optionee to pay the exercise price by, for example, surrendering stock of the issuer or transferring to the issuer other property);

(d) incentive stock options must be granted under a plan adopted by the corporation;

(e) the plan must be approved by the stockholders within 12 months before or after the date on which the plan is adopted;

(f) the plan must set out the total number of shares that may be issued thereunder as well as the employees (or class of employees) who may receive the stock options;

(g) the incentive stock options must be granted and exercised within 10 years from the date the plan is adopted or approved, whichever is earlier;

(h) the stock option price must not be less than the fair market value of the stock at the time the stock option is granted;

(i) incentive stock options must not be transferable except in the event of death; and

(j) incentive stock options cease to qualify as such three months after the optionee ceases to be an employee, except where the optionee is disabled within the meaning of section 22(e)(3) of the Internal Revenue Code, in which case the three-month period is extended to one year.

In addition, the aggregate fair market value of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (granted under the plan and all other plans of the company, its parent or any subsidiary) must not exceed $100,000. Any portion of a stock option which exceeds this limit is treated as a non-qualified stock option.

Stock Appreciation Rights

Generally, the recipient of stock appreciation rights will not recognize any taxable income at the time the stock appreciation rights are granted.

With respect to stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

In general, there will be no federal income tax deduction allowed to the company upon the grant or termination of stock appreciation rights. Upon the exercise of a stock appreciation right, however, the company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Restricted Stock

The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. Our company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as our company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. Our company does not receive a tax deduction for any such gain. Recipients of restricted stock may make an election under Section 83(b) of the Internal Revenue Code to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) election must be made within thirty days from the time the restricted stock is issued.

Other Stock Awards

Other stock awards may be granted as determined by the plan administrator. Such stock awards may be subject to forfeiture under conditions imposed by the plan administrator. Recipients of stock awards will realize ordinary income at the time of receipt of a stock award or, if such award is subject to forfeiture, upon the lapse of any such forfeiture provisions. The ordinary income realized by the recipient will be equal to the fair market value of the shares less the amount, if any, paid in connection with the issuance (the board of directors or the committee can require the payment of par value at the time of the grant). Our company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as our company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount. The holder will have a basis in the shares acquired equal to any amount paid on receipt plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sales proceeds minus its basis in the shares.

THE ALKALINE WATER COMPANY INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 20, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of The Alkaline Water Company Inc. (the "Company") hereby appoints Frank Chessman and David A. Guarino, and each of them, as attorneys and proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote all of the shares of common stock and Series E Preferred Stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on Monday, November 20, 2023 at 8:00 a.m., Arizona time, at the Courtyard Scottsdale Salt River, 5201 N. Pima Rd., Scottsdale, Arizona 85250 or any adjournment thereof, on the matters set forth below, and in his discretion on any other matters as may be properly brought before the meeting or any adjournment thereof, with all the powers which the undersigned stockholder would possess if personally present at the meeting or any adjournment thereof.

The Board of Directors recommends a vote "For" all of the listed nominees and all other proposals.

		For	Against	Abstain
1.	To elect as a director of the Company:
	Frank Lazaran	☐	☐	☐
	David A. Guarino	☐	☐	☐
	Ronald DaVella	☐	☐	☐
	Brian Sudano	☐	☐	☐
	David Rauch	☐	☐	☐

		For	Against	Abstain
2.	To ratify the appointment of Prager Metis CPAs, LLC as the independent registered public accounting firm of the Company	☐	☐	☐

		For	Against	Abstain
3.	To approve the increase in the number of shares of common stock available for grant of non-stock option awards under the 2020 Equity Incentive Plan of the Company by 10,000,000 shares	☐	☐	☐

		For	Against	Abstain
4.	To approve an amendment of the articles of incorporation of the Company to increase the number of authorized shares of common stock from 13,333,333 to 100,000,000	☐	☐	☐

The shares represented by this proxy, when this proxy is properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, the shares represented by this proxy will be voted in accordance with recommendations of the Board of Directors, and as the proxies deem advisable on any other matters as may be properly brought before the meeting or any adjournment thereof.

This proxy is valid only when signed and dated.

Dated:___________________, 2023

___________________________________________________

 Name

___________________________________________________

 Signature

___________________________________________________

 Signature if shares held jointly

Please date this proxy and sign your name as it appears on your stock certificate(s). When shares are held jointly, all owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title and authority. If a corporation, please sign in full corporate name by authorized officer and give full title of the authorized officer. If a partnership, please sign in full partnership name by authorized person and give full title of the authorized person.

PLEASE VOTE BY 11:59 P.M. (EASTERN TIME) ON NOVEMBER 16, 2023.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it via email to proxy@empirestock.com. Include your control ID in your email.

VOTE BY FAX
Mark, sign and date your proxy card and return it via fax to 1-702-974-1444.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Empire Stock Transfer, Inc., 1859 Whitney Mesa Drive, Henderson, Nevada 89104.

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